SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )
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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
PACIFIC MERCANTILE BANCORP
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No fee required

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☐	Fee paid previously with preliminary materials.

☐
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PACIFIC MERCANTILE BANCORP
April [●], 2019
Dear Fellow Shareholder:
The Board of Directors and I would like to extend a cordial invitation to you to attend the Annual Meeting of Shareholders of Pacific Mercantile Bancorp (the “Company” or "we"). The Annual Meeting will be held on Wednesday, May 15, 2019, at 2:00 P.M., Pacific Time, in the first floor Training Room at the Company's offices at 949 South Coast Drive, Costa Mesa, CA 92626.
The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted on at the Annual Meeting. We also will discuss the operations of the Company and Pacific Mercantile Bank, our wholly-owned subsidiary. Your participation in Company activities is important, and we hope you will attend.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You will be able to vote your shares over the Internet, by telephone or by completing a proxy card or voting instruction form and returning it by mail. Please review the instructions with respect to your voting options described in the accompanying Proxy Statement.
Voting by Internet, telephone or mail will not prevent you from voting in person if you choose to attend the Annual Meeting.
Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.
Sincerely,
Edward J. Carpenter
Chairman

949 South Coast Drive, Third Floor, Costa Mesa, California 92626 (714) 438-2500

PACIFIC MERCANTILE BANCORP
949 South Coast Drive, Third Floor
Costa Mesa, California 92626
___________________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 15, 2019
NOTICE TO THE SHAREHOLDERS OF PACIFIC MERCANTILE BANCORP:
The 2019 Annual Meeting of Shareholders of Pacific Mercantile Bancorp (the “Company” or “our”) will be held in the first floor Training Room at the Company's offices at 949 South Coast Drive, Costa Mesa, CA 92626 on Wednesday, May 15, 2019, at 2:00 P.M., Pacific Time, for the following purposes:

1.
Election of Directors. To elect each of the following nine nominees to serve as the Company’s directors until the 2020 Annual Meeting of Shareholders and until their successors are elected and qualified:

Edward J. Carpenter	Michael P. Hoopis	David J. Munio
James F. Deutsch	Denis P. Kalscheur	Thomas M. Vertin
Shannon F. Eusey	Michele S. Miyakawa	Stephen P. Yost

2.
Ratification of the Appointment of Independent Registered Public Accountants. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	Advisory Vote on the Compensation of Our Named Executive Officers. To approve, by a non-binding advisory vote, the compensation of our named executive officers.

4.
Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers. To recommend, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers.

5.	Approval of 2019 Equity Incentive Plan. To approve the 2019 Equity Incentive Plan.

6.	Approval of Amended and Restated Articles of Incorporation. To approve the Amended and Restated Articles of Incorporation to authorize a class of non-voting common stock.

7.	Other Business: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Our Board of Directors recommends that you vote “FOR” all of the nine director nominees named above for election to our Board of Directors; “FOR” ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; “FOR” approval, on a non-binding advisory basis, of the compensation of our named executive officers; “FOR” holding future non-binding advisory votes on the compensation of our named executive officers every “1 Year”; “FOR” approval of the 2019 Equity Incentive Plan; and “FOR” approval of the Amended and Restated Articles of Incorporation.
Only shareholders of record at the close of business on March 25, 2019 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders
to be held on May 15, 2019.
This Proxy Statement and the Company's 2018 Annual Report are available online at
http://www.edocumentview.com/PMBC
YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting in person, please submit your proxy promptly by mail, telephone or the Internet, all as described in more detail in the Proxy Statement.

By order of the Board of Directors

April [●], 2019
Edward J. Carpenter
Chairman of the Board

PACIFIC MERCANTILE BANCORP
949 South Coast Drive, Third Floor
Costa Mesa, California 92626
____________________
PROXY STATEMENT
____________________
ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 2:00 P.M., Pacific Time, Wednesday, May 15, 2019

INTRODUCTION
This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Pacific Mercantile Bancorp, a California corporation, for use at the 2019 Annual Meeting of Shareholders, which will be held on Wednesday, May 15, 2019, at 2:00 P.M., Pacific Time, in the first floor Training Room at the Company's offices at 949 South Coast Drive, Costa Mesa, CA 92626, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April [●], 2019.
As a matter of convenience, in this Proxy Statement we will refer to Pacific Mercantile Bancorp as the “Company” or “we,” “us” or “our” and our 2019 Annual Meeting of Shareholders as the “Annual Meeting” or the “Meeting”.
The proxy materials for the Annual Meeting, including this Proxy Statement and our Annual Report to Shareholders on Form 10-K for the year ended December 31, 2018 (“2018 Annual Report”), will also be available to our shareholders on the Internet at http://www.edocumentview.com/PMBC, beginning on or about April [●], 2019.
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US WITH YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.
Some shareholders may have their shares registered in different names or hold shares in different capacities. For example, a shareholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. If, in that event, you want all of your votes to be counted, please be sure to vote in each of those capacities.
Who May Vote?
If you were a holder of shares of our common stock on the records of the Company at the close of business on March 25, 2019 (the “Record Date”), you are entitled to notice of and may vote at the Annual Meeting.
Holders of shares of our Series A Non-Voting Preferred Stock (“Series A Preferred Stock”) on the records of the Company at the close of business on the Record Date are entitled to vote on Proposal No. 6 (Approval of Amended and Restated Articles of Incorporation) at the Annual Meeting, but not on any of the other proposals. As of the Record Date, Patriot Financial Partners III, L.P. (“Patriot”) was the sole holder of shares of our Series A Preferred Stock.
How Many Votes Do I Have?
Each share of common stock outstanding at the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting. Each share of Series A Preferred Stock outstanding at the close of business on the Record Date is entitled to one vote on Proposal No. 6 (Approval of Amended and Restated Articles of Incorporation) but not on any of the other proposals.
On the Record Date, a total of 22,019,198 shares of common stock and 1,467,155 shares of Series A Preferred Stock were entitled to be voted. We have no other class of stock outstanding.
Notwithstanding the foregoing, if any shareholder in attendance at the Annual Meeting gives notice at the Annual Meeting, prior to the voting, of an intention to cumulate votes in the election of directors, then all shareholders will be entitled to cumulate votes in that election. In an election of directors held by cumulative voting, each shareholder is entitled to cast a number of votes that is equal to the number of directors to be elected (which at this Annual Meeting will be nine), multiplied by the number of shares that the shareholder is entitled to vote at the Annual Meeting. The shareholder may cast all of those votes for a single nominee or distribute them among any number or all of the nominees in such proportions as the shareholder may choose.

How Do I Vote?
Voting in Person. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., at the close of business on the Record Date, you are considered the shareholder of record with respect to those shares and you have the right to vote your shares in person at the Annual Meeting. If your shares are held through a broker, bank or other nominee (that is, in “street name”) at the close of business on the Record Date, you are considered the “beneficial owner” of those shares and you may vote your shares in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares in person at the Annual Meeting. Directions to the Annual Meeting may be found at http://pmbank.com/InvestorRelations/Events.
Voting by Proxy for Shares Held by a Shareholder of Record. If you are a shareholder of record, you may direct how your shares are voted without attending the Annual Meeting in one of the following ways:

•
Voting by Telephone. You may vote by calling the toll-free telephone number and following the instructions printed on your proxy card. The deadline for voting by telephone is May 15, 2019, at 1:00 A.M., Pacific Time. If you vote by telephone, you do not need to return your proxy card.

•
Voting on the Internet. You may vote on the Internet by accessing the website address and following the instructions printed on your proxy card. The deadline for voting on the Internet is May 15, 2019, at 1:00 A.M., Pacific Time. If you vote on the Internet, you do not need to return your proxy card.

•
Voting by Mail. You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. In order to assure that your shares will be voted, you should mail your signed proxy card in sufficient time for it to be received before the Annual Meeting. If your shares are registered in different names or you hold your shares in more than one capacity, you will receive more than one proxy card. In that case, if you choose to vote by mail and you want all of your shares voted, please complete each proxy card that you receive and return it in its own postage prepaid envelope.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy in advance of the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy by telephone, Internet or mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you do attend and vote your shares in person at the Annual Meeting, after having voted by any of the methods described above, only your last vote will be counted.
Voting by Proxy for Shares Held In Street Name. If you are the beneficial owner of shares held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting.
How Will The Board Vote My Proxy?
If you grant us your proxy to vote your shares (whether by telephone or over the Internet or by completing, signing and returning your proxy card by mail), and you do not revoke that proxy prior to the Annual Meeting, your shares will be voted as directed by you. If you grant us your proxy without providing any specific direction as to how your shares should be voted, your shares will be voted: “FOR” all of the nine director nominees named in the Notice of Annual Meeting for election to the Board of Directors (Proposal No. 1); “FOR” ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 2); “FOR” approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal No. 3); “FOR” holding future non-binding advisory votes on the compensation of our named executive officers every “1 Year” (Proposal No. 4); “FOR” approval of the 2019 Equity Incentive Plan (Proposal No. 5); and “FOR” approval of the Amended and Restated Articles of Incorporation (Proposal No. 6).
If any other matter should be properly presented at the Annual Meeting upon which a vote may be taken, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy. However, if your shares are held in a brokerage account, please read the information below under the caption “Voting Shares Held by Brokers, Banks and Other Nominees” regarding how your shares may be voted.
Voting Shares Held by Brokers, Banks and Other Nominees
We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of our common stock. Proxies that are returned to us by brokers, banks or other nominee holders on your behalf will count toward a quorum and will be voted in accordance with the voting instructions you have sent to your broker, bank or other nominee holder. If, however, you want to vote your shares in person at the Annual Meeting, you will need to obtain a legal proxy or broker’s proxy card from your broker, bank or other nominee holder and bring it with you to the Annual Meeting. If you fail to provide voting instructions to, or you attend the Annual Meeting and do not obtain a legal proxy or broker’s proxy from, your broker, bank or other nominee, your shares will not be voted, except as provided below with respect to certain “routine” matters.
Under rules applicable to securities brokerage firms, a broker who holds shares in “street name” for a customer may generally vote your shares in its discretion on “routine” proposals, but does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with your voting instructions. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf. If your broker does not receive voting instructions from you, but chooses to vote your shares on a routine matter, then your shares will be deemed to be present by proxy and will count toward a quorum at the Annual Meeting, but will not be counted as having been voted on, and as a result will be deemed to constitute “broker non-votes” with respect to, non-routine proposals.
Vote Required
Quorum Requirement. Our Bylaws require that a quorum - that is, the holders of a majority of all of the shares entitled to vote at the Annual Meeting - be present, in person or by proxy, before any business may be transacted at the Annual Meeting (other than adjourning the Annual Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).
Proposal No. 1 (Election of Directors). The nine nominees for election to the Board who receive the highest number of votes cast will be elected. As a result, shares voted “Withhold” and broker non-votes will not be counted in determining the outcome of the election. However, shares voted “Withhold” and broker non-votes will be considered present at the Annual Meeting for purposes of determining whether a quorum is present.
Proposal No. 2 (Ratification of the Appointment of Independent Registered Public Accountants); Proposal No. 3 (Advisory Vote on the Compensation of Our Named Executive Officers) and Proposal No. 5 (Approval of 2019 Equity Incentive Plan). The approval of each of these proposals requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting, provided that such shares also constitute at least a majority of the required quorum. Abstentions and broker non-votes are not counted in determining whether the affirmative votes constitute a majority of the shares present or represented and voting at the Annual Meeting for these proposals but could affect whether a proposal is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum.
Proposal No. 4 (Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers). The frequency (every year, every two years or every three years) of future advisory votes on the compensation of our named executive officers that receives the highest number of votes cast will be considered the frequency that is recommended by our shareholders. Abstentions and “broker non-votes” will have no effect on this proposal.
Proposal No. 6 (Approval of Amended and Restated Articles of Incorporation). The approval of this proposal requires the affirmative vote of (1) a majority of the shares of common stock outstanding as of the Record Date and (2) a majority of the Series A Preferred Stock outstanding as of the Record Date, with the shares of common stock and the shares of Series A Preferred Stock each voting as a separate class. Because this proposal requires the affirmative vote of a majority of the shares of common stock outstanding, abstentions and broker non-votes will have the same effect as a vote against the proposal. Patriot, which held all of the outstanding shares of Series A Preferred Stock as of the Record Date, has agreed to vote its Series A Preferred Stock to approve this proposal in the same proportion as the shares of common stock are voted in favor of this proposal at the Annual Meeting. Therefore, if Proposal No. 6 is approved by the appropriate vote of holders of our common stock, we expect that the proposal will also be approved by Patriot as the sole holder of our Series A Preferred Stock.
How You Can Revoke Your Proxy or Voting Instructions and Change Your Vote
If you are the record owner of your shares, you may revoke any proxy you may have submitted over the Internet or by telephone or any proxy you may have returned by mail, at any time before your proxy has been voted, by taking one of the following actions:

•	attending the Annual Meeting and voting in person;

•	completing, signing and submitting a signed proxy card bearing a later date than the date of your earlier vote or proxy; or

•
sending a written revocation of your proxy to the Company’s Corporate Secretary at 949 South Coast Drive, Third Floor, Costa Mesa, California 92626. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences. If, after revoking your proxy in this manner, you want to vote your shares, you may do so only by one of the methods set forth above, and not over the Internet or by phone.

However, if your shares are held by a broker, bank or other nominee holder, you will need to contact your broker, bank or the nominee holder if you wish to change or revoke any voting instructions that you previously gave to your broker, bank or other nominee holder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Set forth below is certain information, as of March 25, 2019 (except where another date is indicated), regarding the shares of our common stock that were owned, beneficially by (i) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of any class of our voting securities; (ii) each of our current directors and each nominee standing for election to our Board of Directors at the Annual Meeting; (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, we believe that the shareholders listed have sole voting and investment power with respect to all shares, subject to applicable community property laws.
As of March 25, 2019, there were outstanding 22,019,198 shares of common stock.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Pacific Mercantile Bancorp, 949 South Coast Drive, Third Floor, Costa Mesa, California 92626.

Name	Number of Shares Owned Beneficially(1)		Percent of Outstanding Common Stock(2)
Patriot Financial Partners III, L.P.	2,169,208	(3)	9.9%
Cira Centre, 2929 Arch Street, 27th Floor, Philadelphia, PA 19104
EJF Capital LLC and affiliates	1,603,251	(4)	7.3%
2107 Wilson Boulevard, Suite 410, Arlington, VA 22201
First Manhattan Co.	1,186,324	(5)	5.4%
399 Park Avenue, New York, NY 10022
Endeavour Capital Advisors Inc. and affiliates	2,166,085	(6)	9.8%
410 Greenwich Avenue, Greenwich, CT 06830
Financial Opportunity Fund LLC and affiliates	1,251,008	(7)	5.7%
1313 Dolley Madison Blvd, STE 306, McLean, VA 22101
Edward Carpenter	15,247		*
James F. Deutsch	—	(3)	*
John D. Flemming	11,480		*
Michael P. Hoopis	11,480		*
Denis P. Kalscheur	12,511		*
David J. Munio	9,268		*
Paul W. Taylor	1,829		*
John Thomas, M.D.	80,248	(8)	*
Stephen P. Yost	22,041		*
Thomas M. Vertin	407,607	(8)	1.9%
Thomas J. Inserra	101,203	(8)(9)	*
Curt A. Christianssen	108,410	(8)	*
All directors and executive officers as a group (18 persons)	1,185,291	(10)	12.3%
___________________________

*	Represents less than 1% of the shares outstanding as of March 25, 2019.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). Under those rules and for purposes of the table above (i) if a person has decision making power over either the voting or the disposition of any shares, that person is generally deemed to be a beneficial owner of those shares; and (ii) if two or more persons have decision making power over either the voting or the disposition of any shares, they will be deemed to share beneficial ownership of those shares. In addition, a person is deemed to own beneficially shares of common stock which that person was able to acquire on March 25, 2019 or will become entitled to acquire at any time within 60 days thereafter, on conversion of convertible securities or on exercise of options outstanding under our equity incentive plans, and those shares of common stock will be deemed to be outstanding for purposes of computing the percentage of the outstanding shares that are beneficially owned by that person (but not for purposes of computing the percentage of the outstanding shares that are beneficially owned by any other person).

(2)	Percentage ownership is based on 22,019,198 shares of common stock deemed to be outstanding as of March 25, 2019.

(3)
According to a report filed with the SEC on September 18, 2018, Patriot, Patriot Financial Partners GP III, L.P. (“Patriot III GP”), Patriot Financial Partners GP III, LLC (“Patriot III LLC”), James F. Deutsch, James J. Lynch and W. Kirk Wycoff

may be deemed to share beneficial ownership of these shares. Patriot III GP is the general partner of Patriot and Patriot III LLC is the general partner of Patriot III GP. Mr. Deutsch, Mr. Wycoff and Mr. Lynch serve as general partners of Patriot Fund III and Patriot III GP, members of Patriot III LLC, and members of the investment committee of Patriot Fund III. Patriot III GP, Patriot III LLC, Mr. Deutsch, Mr. Lynch and Mr. Wycoff, have disclaimed beneficial ownership of the common stock owned by Patriot, except to the extent of its or his pecuniary interest therein. Excludes 1,467,155 shares of Series A Preferred Stock owned by Patriot, which would be automatically converted into shares of non-voting common stock if Proposal No. 6 is approved at the Annual Meeting. Such non-voting common stock may be converted into common stock in the circumstances described in Proposal No. 6 below. Because the parties do not presently and will not within the next 60 days, have the right to acquire such common stock or have voting or investment power over such common stock, those underlying shares are not included in the parties’ beneficial ownership.

(4)
According to a report filed with the SEC on September 20, 2018, as of that date, EJF Capital LLC and Emanuel J. Friedman holds shared voting and dispositive power with respect to all 1,603,251 of these shares, EJF Sidecar Fund, Series LLC - Series E holds shared voting and dispositive power with respect to 978,251 of these shares, and EJF Sidecar Fund, Series LLC - Small Financial Equities Series holds shared voting and dispositive power with respect to 625,000 of these shares.

(5)
According to a report filed with the SEC on February 11, 2019, as of December 31, 2018, First Manhattan Co. holds sole voting and dispositive power with respect to 182,992 of these shares, shares voting power with respect to 884,564 of these shares and shares dispositive power with respect to 1,003,332 of these shares.

(6)
According to a report filed with the SEC on February 14, 2019, as of December 31, 2018, Endeavour Capital Advisors Inc., Laurence M. Austin and Mitchell J. Katz share voting and dispositive power with respect to all 2,166,085 of these shares and Endeavour Regional Bank Opportunities Fund II L.P. shares voting and dispositive power with respect to 1,428,836 of these shares.

(7)
According to a report filed with the SEC on September 21, 2018, as of that date, Financial Opportunity Fund LLC holds shares voting and dispositive power with respect to 1,136,983 of these shares, and FJ Capital Management LLC and Martin S. Friedman shares voting and dispositive power with respect to all 1,251,008 of these shares.

(8)
Includes the following numbers of shares which may be purchased on exercise of stock options that were exercisable on or will become exercisable within 60 days of March 25, 2019: Dr. Thomas - 15,000 shares; Mr. Vertin - 326,232 shares; Mr. Christianssen - 20,484 shares; and Mr. Inserra - 38,949 shares.

(9)	Includes 3,000 shares of common stock which are held in an IRA account by Mr. Inserra's spouse.

(10)
Includes 617,736 shares of common stock which may be purchased on exercise of stock options that were exercisable on or will become exercisable within 60 days of March 25, 2019; but excludes the shares of common stock as to which directors or officers have disclaimed beneficial ownership, as described in the above footnotes.

ELECTION OF DIRECTORS
(Proposal No. 1)
Size of Board
Our Bylaws provide that the authorized number of directors shall not be less than seven or more than thirteen with the exact number of directors, within that range, to be fixed from time to time by resolution of the Board of Directors or our shareholders. The authorized number of directors is currently fixed at ten and the Board is currently composed of ten directors. Three of our directors, John Flemming, Paul Taylor and John Thomas, M.D., will not stand for reelection. Our Board of Directors has nominated two candidates, Shannon F. Eusey and Michele S. Miyakawa, who are not currently directors. As a result, the number of authorized directors will decrease to nine. The nine nominees named below were nominated for election to the Board by the Board of Directors, upon recommendation of the Nominating and Governance Committee.
Nominees
Our Board of Directors has nominated the nine individuals named below for election to the Board for a term of one year ending at the 2020 Annual Meeting of Shareholders and until their respective successors are elected and qualify to serve. Each of these nominees has consented to serve as a director, if elected at the upcoming Annual Meeting. Eight of the nine nominees are currently serving as directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NINE NOMINEES NAMED BELOW FOR ELECTION TO THE BOARD OF DIRECTORS

Name of Nominee	Age	Director Since
Edward J. Carpenter	74	2012
James F. Deutsch	63	2018
Shannon F. Eusey	49	—
Michael P. Hoopis	68	2012
Denis P. Kalscheur	68	2015
Michele S. Miyakawa	49	—
David J. Munio	74	2015
Thomas M. Vertin	65	2016
Stephen P. Yost	73	2013
Vote Required
Under California law and our Bylaws, the nine nominees receiving the highest number of votes entitled to be cast in the election of directors will be elected to serve as directors of the Company. As a result, any shares that are voted “Withhold” and broker non-votes will not be counted in determining the outcome of the election.
Unless otherwise instructed, the persons who are named as the proxy holders on the enclosed proxy card intend to vote the proxies received by them for the election of all nine of the nominees. If, prior to the Annual Meeting, any of the nominees becomes unable or unwilling for good cause to serve as a director, the proxy holders will vote the proxies received by them for the election of any substitute nominee selected by the Board of Directors. The Company has no reason to believe that any of the nominees will become unable or unwilling to serve. In addition, if any shareholder gives notice at the Annual Meeting, prior to voting, of his or her intention to cumulate votes in the election of directors, the proxy holders will have the discretion to allocate and cast the votes represented by each of the proxies they hold among the above named nominees for whom authority to vote has not been withheld, in such proportions as the proxy holders deem appropriate in order to elect as many of the nominees named above as is possible.
Set forth below is information relating to the principal occupations, recent business experience and qualifications of each of our current directors and the nominees selected by the Board of Directors for election to the Company’s Board of Directors at the Annual Meeting.
Edward J. Carpenter has served as the Chairman of the Board and a member of our Board of Directors since 2012. Mr. Carpenter is Chairman and Chief Executive Officer of Carpenter & Company and Chair of their Investment and Governance Committee. Since founding Carpenter & Company in 1974, he led the firm as it developed its financial institutions practice, its asset management, and its investment banking services. Mr. Carpenter has served as a member of legislative review committees for California and federal bank regulatory bodies including the Office of the Comptroller of the Currency in Washington, D.C. and on advisory boards for the California Department of Corporations and the California State Banking Department. Mr. Carpenter has served on the board of directors for numerous banks located throughout the nation. Mr. Carpenter also is a trustee of Loyola Marymount University and Loyola Law School and a member of the board of directors of the International Medical Corps. Mr. Carpenter is the past Chair of the California Institute, Vice-Chair of the California Statewide University Foundation and a board member of the Orange County Performing Arts Center. Mr. Carpenter received his BBA from Loyola Marymount University and his MBA from California State University, Long Beach. Mr. Carpenter was elected to our Board of Directors pursuant to an agreement granting the Carpenter Funds the right to designate three individuals for election to our Board of Directors, subject to the terms and conditions of the agreement. Our Board of Directors has nominated Mr. Carpenter for reelection, although that agreement terminated on September 14, 2018. Mr. Carpenter's extensive career in various facets of the banking industry, along with his analytical, communication and managerial skills, his deep understanding of the banking industry and extensive contact with senior management of hundreds of banking companies and federal regulators are valuable attributes for our Board of Directors.
James F. Deutsch has served as a member of our Board of Directors since November 2018. Mr. Deutsch has more than 40 years of experience in the banking industry and currently is a partner at Patriot Financial Partners, L.P., a private equity firm focused on investing in community banks, thrifts and financial services- related companies throughout the United States. Prior to joining Patriot Financial Partners, Mr. Deutsch was one of the founders and served as the President and CEO of Team Capital Bank, a private institution headquartered in Bethlehem, PA. Prior to Team Capital, Mr. Deutsch spent 25 years managing various lending groups including community bank lending, regional lending and national lending programs at Commerce Bancorp, Inc., Brown Brothers Harriman and Summit Bancorp. Mr. Deutsch was also responsible for managing and establishing investment banking, corporate finance, syndication and specialty lending groups at Commerce Bancorp. Mr. Deutsch has served on the boards of many civic and professional organizations during his career including serving as the Chair of The State Theatre, Valley Youth House, The Bethlehem YMCA and the Hugh Moore Historical Parks and Museums. He currently serves on the board of the Minsi Trails Boy Scout Council. Mr. Deutsch received his B.S. degree in Finance and his MBA from Lehigh University. Mr. Deutsch was elected to our Board of Directors and nominated for election pursuant to an Investor Rights Agreement with Patriot, which grants Patriot the right to designate one individual for election to our Board of Directors, subject to the terms and conditions of the agreement. We entered into the Investor Rights Agreement with Patriot in connection with Patriot's purchase of 2,169,208 shares of our common stock and 1,467,155 shares of our Series A Preferred Stock from the Carpenter Funds. Mr. Deutsch's more than 40 years in the banking industry, which includes years of experience as an executive officer and in various director positions, brings extensive leadership and community banking experience to our Board, including executive management, risk, credit experience, risk assessment skills and public company expertise. As a Partner of Patriot Financial Partners, he also provides the perspective of a significant investor in the Company.
Shannon F. Eusey is being nominated for election to our Board of Directors. Ms. Eusey is a Co-Founder of Beacon Pointe Advisors, LLC and serves as its Chief Executive Officer and President. Previously, Ms. Eusey served as Managing Director and Portfolio Manager at Roxbury Capital Management, LLC. She was responsible for the socially responsible investments for several years at Roxbury. She served as Vice Chairman on the Board of Directors for the National Network to End Domestic Violence, as a Trustee for the Friends of the Girl Scouts Council of Orange County, and as a board member of the UCI Athletic Fund. She is a member of Orange County’s Young President Organization, sits on the CNBC Financial Advisors Council, and is part of ScratchWorks - a FinTech accelerator. She graduated from the University of California Irvine where she Played Division I Volleyball. She received her MBA from the University of California, Los Angeles Anderson School of Business. Ms. Eusey's leadership experience in building Beacon Pointe Advisors into a $10 billion registered investment advisory firm brings a unique skill set to our Board of Directors where she will be able to provide keen insights into talent management, operations, marketing, business development, and FinTech.
John D. Flemming has served as a member of our Board of Directors since 2012. Since 1991, Mr. Flemming has served as President and Chief Operating Officer of Carpenter & Company. Mr. Flemming has been associated with Carpenter & Company for over 20 years, and today oversees all activities of the firm. During his tenure at Carpenter & Company, Mr. Flemming has built, managed and supervised the government asset management practice, the broker/dealer subsidiary, the investment banking function, and private equity activities of the firm. From 2009 to 2014, Mr. Flemming served as a director of Manhattan Bancorp and its bank subsidiary, Bank of Manhattan, N.A., and chaired its Compensation Committee. Mr. Flemming is a magna cum laude graduate of Harvard College and holds General Securities Principal and Representative licenses. Mr. Flemming was elected to our Board of Directors pursuant to an agreement granting the Carpenter Funds the right to designate three individuals for election to our Board of Directors, subject to the terms and conditions of the agreement. Mr. Flemming possesses strong analytical, structuring, communication and managerial skills, as well as a strong strategic understanding of the banking industry and contact with senior management of hundreds of banking companies and federal regulators.
Michael P. Hoopis has served as a member of our Board of Directors since 2012. Since March 2016, Mr. Hoopis is Chief Executive Officer and Founder of 4 Cornrs Business Advisory, LLC, a consulting company focusing on advising businesses, Boards and executives on strategic planning and value creation. Previously, Mr. Hoopis served as President, Chief Executive

Officer and a member of the Board of Directors of Targus Group International, Inc. (“Targus Group”), a worldwide leader in the manufacture and marketing of cases and accessories for laptop computers, tablets and e-readers, from 2006 to February 2016. In February 2016, Mr. Hoopis served as President, Chief Executive Officer and a member of the Board of Directors of Targus Cayman Holdco Limited, the ultimate parent of Targus International LLC (“Targus International”), a newly formed operating company for the ongoing Targus assets. Prior to joining Targus Group, Mr. Hoopis served as the President and Chief Executive Officer of Water Pik Technologies, Inc. for seven years and was responsible for overseeing the spin-off and transition of Water Pik from a segment of Allegheny Teledyne to a public company in 1999. Prior to joining Water Pik, Mr. Hoopis held several executive management positions at Black & Decker from 1989 to1998, including President of Worldwide Household Products, Price Pfister, Inc. and Kwikset Corporation. Prior to joining Black & Decker, Mr. Hoopis held several management positions with Beatrice Foods Inc. Mr. Hoopis earned his B.S. degree from the University of Rhode Island. Mr. Hoopis was initially elected to our Board of Directors pursuant to an agreement granting the Carpenter Funds the right to designate three individuals for election to our Board of Directors, subject to the terms and conditions of the agreement. Our Board of Directors has nominated Mr. Hoopis for reelection, although that agreement terminated on September 14, 2018. Mr. Hoopis's extensive leadership and managerial experience enables him to provide valuable insights to our Board of Directors into how to manage risk in a business environment.
Denis P. Kalscheur has served as a member of our Board of Directors since February 2015. From January 2017 to November 2018, Mr. Kalscheur also served as a member of the Board of Directors for Avolon Holdings Limited, the third largest commercial jet aircraft leasing company in the world. From January 2016 to January 2017, Mr. Kalscheur served as Vice Chairman of Aviation Capital Group (“ACG”), a global commercial jet aircraft leasing firm and wholly owned subsidiary of Pacific Life, a leading U.S. headquartered life insurance enterprise, and a member of ACG's Board of Directors. Mr. Kalscheur served as ACG’s CEO and a Director from January 2013 to December 2016. Mr. Kalscheur served as SVP and Treasurer of Pacific Life from 2010 through 2012. Mr. Kalscheur also had significant board roles with College Savings Bank, a New Jersey chartered savings bank and wholly owned subsidiary of Pacific Life, including serving as a Director (2002-2012), Audit Committee Chairman (2003-2007) and Chairman of the Board (2010-2012). Prior to joining Pacific Life, Mr. Kalscheur was a senior insurtech executive and held a number of executive officer roles in airline and aerospace industry firms. He served as President and Chief Executive Officer of Elsinore Aerospace, a global aviation engineering and certification, maintenance, modification and quality management company. He served as Chief Financial Officer of U.S. passenger airline AirCal and its parent, ACI Holdings. Mr. Kalscheur began his airline industry career as Vice President and Treasurer of Tiger International, a global diversified transportation company and its wholly owned subsidiary The Flying Tiger Line, a global cargo airline. He graduated with an MBA and BBA in finance, investments and banking from the University of Wisconsin-Madison where he is an emeritus director of the Dean's Advisory Board. Mr. Kalscheur's extensive finance background and his decade of experience as a director of College Savings Bank adds sound industry experience to our Board of Directors.
Michele S. Miyakawa is being nominated for election to our Board of Directors. Ms. Miyakawa is a Managing Director and one of the founding members of Moelis & Company. At Moelis & Company, Ms. Miyakawa has served in multiple roles including COO of Global Advisory and most recently as Global Head of Human Resources, Head of Investor Relations and Marketing and Communications. Previously, Ms. Miyakawa was an investment banker with UBS, focusing on the technology, media and telecom sectors where she led assignments in merger and acquisition, recapitalization and restructuring, IPOs and capital financing. Prior to UBS, she was an investment banker with Donaldson, Lufkin & Jenrette. She has served as a Director at the Children’s Bureau of Southern California and was a Trustee for the Center for Early Education. Ms. Mikyakawa graduated from The Wharton School at the University of Pennsylvania where she received her Bachelor of Science in Economics, and subsequently obtained her MBA from Harvard University. Ms. Miyakawa has over 25 years of experience in the finance industry as an investment banker and human resources leader, which brings valuable industry and management experience to our Board of Directors.
David J. Munio has served as a member of our Board of Directors since December 2015. Mr. Munio has more than 40 years of experience in the banking industry. After many years in senior executive positions at First Interstate Bank, Mr. Munio's banking career culminated with five years of service as the Chief Credit Officer of Wells Fargo & Company. Following his retirement from Wells Fargo, he served as director and Chairman of the Credit Policy Committee of CapitalSource Bank prior to its merger in 2014 with Pacific Western Bancorp. Mr. Munio joined Wells Fargo in 1996 and served as Executive Vice President and Chief Credit Officer from 2001 until his retirement in 2006. In this role, he was responsible for all credit policy and oversight for the bank, and also served on the board of directors at Wells Fargo Bank, N.A. Mr. Munio joined Wells Fargo as a result of its acquisition of First Interstate Bank in 1996. During his 20-year career at First Interstate Bank, Mr. Munio served in a number of senior management positions including Executive Vice President - Credit Policy and Administration Manager from 1987-1996. Mr. Munio attended the University of California, Los Angeles where he earned an MBA and a Bachelor of Science degree in Business Economics. Mr. Munio's extensive finance background and management experience assist us in understanding the banking environment and will help us better serve our customers.
Paul W. Taylor has served as a member of our Board of directors since March 2019. Mr. Taylor has more than 33 years of experience in the banking industry. Most recently, Mr. Taylor served as the Chief Executive Officer of Guaranty Bank and Trust

Company from 2011 up until its acquisition by Independent Bank Group, Inc. in January 2019. Mr. Taylor also served as the Chief Financial Officer and Chief Operating officer of Guaranty Bank and Trust Company’s parent, Guaranty Bancorp from 2004 to January 2019. Previously, he served as Chief Financial Officer of Centennial Bank Holdings and its subsidiary Bank of the West from 2000 to 2004, which were acquired by Guaranty Bancorp in 2000.Prior to his role at Centennial Bank Holdings and Bank of the West, Mr. Taylor was the Director of Mergers and Acquisitions for Alex Shushunoff Investment Banking, as well as a similar role with Century Capital Group. Mr. Taylor also spent a dozen years in a variety of management positions with KeyCorp in both New York and the Rocky Mountain regions, and left KeyCorp as its Executive Vice President and Chief Financial Officer of the Rocky Mountain region. Mr. Taylor's more than 33 years in the banking industry, which includes 8 years of experience as an executive officer, brings extensive leadership and community banking experience to our Board, including executive management, risk, credit and public company expertise. His years of experience as a Chief Financial Officer also brings financial expertise in his service on our Audit Committee.
John Thomas, M.D. has served as a director of the Company and the Bank since the respective dates of their inception in 1999 and 2000. Dr. Thomas is a licensed physician who is, and for more than the past 17 years has been, engaged in the private practice of medicine, specializing in Radiation Oncology. He also serves as, and for over 10 years has been, the Medical Director of the Red Bluff Cancer Center, which he founded and has grown into a leading provider of specialty medical services. He is a Diplomate and Fellow of the American Board of Radiology and a Fellow of the American College of Radiation Oncology, and served as a member of its Standards Committee for 10 years. He brings to our Board his managerial experience, gained from founding, managing and growing his Cancer Center, which has enabled him to provide valuable insights about how we can better serve our smaller business customers, which include medical practices and medical service providers.
Thomas M. Vertin has served as a member of our Board of Directors since January 2016. Mr. Vertin was promoted to President and Chief Executive Officer of the Company and its subsidiary, Pacific Mercantile Bank (the “Bank”), on January 1, 2016, and prior to that served as the President of the Commercial Bank Division since September 2012. Prior to joining the Bank, Mr. Vertin held senior executive positions at Silicon Valley Bank ("SVB"), a wholly-owned subsidiary of SVB Financial Group, including Chief Operating Officer and Head of the California Division. Mr. Vertin led three turn-arounds during his 18 years with SVB and has more than 35 years of banking experience. As a result, Mr. Vertin brings extensive leadership and banking experience to our Board. Mr. Vertin's extended career in banking as well as his broad and deep banking industry and bank regulatory experience are important attributes that support our Board of Directors. In addition, the Board of Directors values Mr. Vertin's in-depth knowledge of the Company through his position as our President and Chief Executive Officer, including with respect to its operations, strategy, financial condition and competitive position.
Stephen P. Yost has served as a member of our Board of Directors since 2013. He established Kestrel Advisors, a consulting firm that focuses on credit risk management for the banking and financial communities following his retirement from Comerica Bank in 2006. During his 40 plus years in banking, the vast majority of Mr. Yost’s career was in credit administration. He was a Regional Chief Credit Officer for Comerica Bank and the Executive in charge of its Special Assets Group for the Western Region. Mr. Yost was the Chief Credit Officer of Imperial Bank prior to its merger with Comerica. He was also a Senior Credit Officer with First Interstate Bank and Mellon Bank, N.A. Mr. Yost is a past director for Heritage Oaks Bancorp and subsidiaries, for Manhattan Bancorp (2006-2015) and subsidiaries, and Mission Community Bancorp (2010-2014). Mr. Yost chairs the directors’ Credit Policy Committee of Pacific Mercantile Bank and is a member of several other standing committees. Mr. Yost holds an MBA from the University of Santa Clara. Due to his extensive knowledge of bank lending and credit issues, Mr. Yost is a valuable addition to the Board and to the Board’s Credit Policy Committee, which is responsible for establishing lending policies, providing oversight of the Bank’s lending and credit functions and approving the larger loans made by the Bank.

THE BOARD OF DIRECTORS
The Role of the Board of Directors
In accordance with our Bylaws and California law, the Board of Directors oversees the management of the business and affairs of the Company. The members of the Board also are members of the Board of Directors of the Bank, which accounts for substantially all of the Company’s consolidated operating results. The members of the Board keep informed about our business through discussions with senior management and other officers and managers of the Company and the Bank, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.
During 2018, our Board of Directors held a total of seven meetings and each director attended at least 75% of the total number of those meetings and the meetings of the Board committees on which he served during his term of office as a director in 2018. We encourage our directors to attend our annual meetings of shareholders. All of our then-current directors attended our 2018 Annual Meeting of Shareholders.
Director Independence and Composition and Structure of the Board
The Board has determined that each of our current directors Carpenter, Deutsch, Flemming, Hoopis, Kalscheur, Munio, Taylor and Yost, Dr. Thomas and each of our new director nominees Eusey and Miyakawa are independent under the definition of independence set forth in the listed company rules of the Nasdaq Stock Market LLC (“Nasdaq”). Mr. Vertin is not an independent director because he is currently an executive officer of the Company. In reaching these conclusions, the Board determined that there are no relationships between the Company or the Bank and any of the non-management directors who were determined to be independent that would interfere with the exercise of such director's independent judgment in carrying out the responsibilities of a director.
Board Leadership Structure
Our Board of Directors has chosen to separate the positions of chief executive officer and chairman of our Board of Directors. Our Board of Directors believes that it is advisable to separate the two positions because combining both positions in the same individual might concentrate too much power in the hands of a single executive. Having an independent Chairman of our Board of Directors also facilitates communications and relations between our Board of Directors and the Company’s officers.
Term of Office of Directors
All of our directors are elected to serve for a term of one year and until their respective successors are elected and qualify to serve on the Board. If a vacancy occurs on the Board between annual meetings, the Board may fill the vacancy by electing a new director. The Board may also increase the size of the Board, subject to our Bylaws, and elect a director to hold the newly created vacancy for a term ending at the next annual meeting of shareholders.
Communications with the Board
Shareholders interested in communicating with members of the Board of Directors or the non-management directors as a group may do so by writing to the Chairman of the Board of Directors, c/o Corporate Secretary, Pacific Mercantile Bancorp, 949 South Coast Drive, Third Floor, Costa Mesa, California 92626. The Corporate Secretary will review and forward to the appropriate members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by that committee.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines, which provide the framework for the governance of our Company and represent our Board’s current views with respect to selected corporate governance issues considered to be of significant to our shareholders. The Corporate Governance Guidelines direct the actions of our Board of Directors with respect to, among other things, Board composition, director nomination procedures and qualifications, director orientation and continuing education, management succession planning, expectations of our directors, and annual performance evaluations of our Board and committees. A copy of our Corporate Governance Guidelines can be found at the Investor Relations section of our website at www.pmbank.com.
Code of Business and Ethical Conduct
We have adopted a Code of Business and Ethical Conduct for our officers and employees that also includes specific ethical policies and principles that apply to our Chief Executive Officer, Chief Financial Officer, the Bank’s Chief Operating Officer and other key accounting and financial personnel. A copy of our Code of Business and Ethical Conduct can be found at the Investor Relations section of our website at www.pmbank.com. We intend to disclose, to the extent required by the applicable rules of the SEC and Nasdaq, at this location on our website, any amendments to that code and any waivers of the requirements of that code that may be granted to our executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions.
Committees of the Board of Directors
The Board has four standing committees: an Audit Committee, a Human Resources and Compensation Committee (the “HR and Compensation Committee”), a Risk and Finance Committee and a Nominating and Governance Committee. Information regarding the members and the responsibilities of each of those Committees and the respective number of meetings held in 2018 by those Committees is set forth below.
Audit Committee. Currently the members of the Audit Committee are Denis P. Kalscheur, its Chairman, and James Deutsch, Paul W. Taylor, John Thomas, M.D. and Stephen P. Yost. All of these individuals are independent directors within the meaning of the Nasdaq listed company rules and meet the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Our Board of Directors has determined that Mr. Kalscheur meets the definition of “audit committee financial expert” as defined in regulations adopted by the SEC and qualifies as financially sophisticated in accordance with Nasdaq’s rules for listed companies. The Audit Committee has a written charter that sets forth the Audit Committee’s responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and the appointment and oversight of the independent registered public accounting firm engaged to audit the Company’s financial statements. Our Board of Directors, upon the recommendation of the Audit Committee, approved that charter, a copy of which can be viewed under “Governance” in the Investor Relations section of our website at www.pmbank.com. The Audit Committee held four meetings during 2018. To encourage frank discussion and effective communication of information at those meetings, that Committee meets with our outside accountants without management present, and with members of management without the outside accountants present.
Human Resources and Compensation Committee. This committee is comprised of the following five directors, all of whom are independent (as defined in the applicable Nasdaq listed company rules): Michael P. Hoopis, its Chairman, and Edward J. Carpenter, James F. Deutsch, John D. Flemming, and John Thomas, M.D. The HR and Compensation Committee reviews and approves the salaries and the incentive compensation and other benefit plans for our executive officers. In addition, the HR and Compensation Committee evaluates the performance of the Chief Executive Officer and based on this evaluation recommends to the independent members of the Board of Directors for their approval the Chief Executive Officer's compensation levels. The HR and Compensation Committee also administers the granting of options or other equity incentives under our equity incentive plans. Our Board of Directors has adopted a charter setting forth the role and responsibilities of the HR and Compensation Committee. A copy of that charter can be viewed under “Governance” in the Investor Relations section of our website at www.pmbank.com. The HR and Compensation Committee held four meetings in 2018.
In prior years and 2018, the HR and Compensation Committee has retained Blanchard Consulting Group (“Blanchard”), a consulting firm that provides compensation advisory services for the community banking industry, to provide guidance relative to regulatory requirements surrounding executive and director compensation and to provide general advice and consultation as needed with respect to the Company's executive and director compensation programs. The HR and Compensation Committee retained Blanchard to provide executive or director compensation-related services during 2018. The HR and Compensation Committee considered the independence of Blanchard in light of applicable SEC rules and Nasdaq listing standards and concluded that the HR and Compensation Committee’s engagement of Blanchard does not raise any conflict of interest. Further information about the executive compensation services provided by Blanchard is included in the “Compensation Discussion and Analysis” section of this Proxy Statement under the heading “Compensation Consultants/Peer Group Review/Market Study Comparisons.”
The Company’s President and Chief Executive Officer also advises the HR and Compensation Committee on the performance of the other executive officers and their respective contributions to the achievement of Company’s financial objectives and makes recommendations to the HR and Compensation Committee with respect to the compensation to be paid to them. Pursuant to its charter, the HR and Compensation Committee may delegate its authority to subcommittees when appropriate. The HR and Compensation Committee has not delegated, and has no current intention to delegate, any of its authority to any subcommittee.
Risk and Finance Committee. The members of the Risk and Finance Committee are David J. Munio, its Chairman, and Edward J. Carpenter, Thomas M. Vertin and Stephen P. Yost. The Risk and Finance Committee’s primary responsibilities include oversight of the Company’s (i) enterprise risk management policies and processes, including the identification of enterprise risks and the measures being implemented to mitigate those risks, (ii) compliance management processes, including the process for compliance with applicable bank regulatory requirements, and (iii) technology related processes, cybersecurity and controls. This Committee also exercises oversight of the Bank’s investment portfolio, liquidity, capital policies and related processes and controls and Community Reinvestment Act policies and processes. The Risk and Finance Committee held six meetings in 2018.
Nominating and Governance Committee. The members of the Nominating and Governance Committee are: John D. Flemming, its Chairman, Edward J. Carpenter, Michael P. Hoopis, and Denis Kalscheur. The Nominating and Governance Committee identifies and screens new candidates for Board membership and oversees the Company’s governance policies and processes. Each of the Committee members is an “independent director” within the meaning of the Nasdaq listed company rules. Our Board of Directors has approved a charter setting forth the responsibilities of the Nominating and Governance Committee. A copy of that charter can be found under “Governance” in the Investor Relations section of our website at www.pmbank.com. The Nominating and Governance Committee held three meetings during 2018.
The Director Nominating Process. In identifying new Board candidates, the Nominating and Governance Committee seeks recommendations from existing Board members and executive officers. In addition, the Nominating and Governance Committee will consider any candidates that may have been recommended by Company shareholders who have chosen to make those recommendations in accordance with the procedures described below. The Nominating and Governance Committee also may engage an executive search firm and other advisors as it deems appropriate to assist it identifying qualified candidates for the Board. During 2018, the Nominating and Governance Committee engaged McDermott & Bull, an executive search firm, for this purpose. Shannon F. Eusey and Michele S. Miyakawa were both identified by McDermott & Bull from a pool of candidates that they proposed, which satisfied the search criteria established by the Nominating and Governance Committee.
In assessing and selecting Board candidates, the Nominating and Governance Committee considers such factors, among others, as the candidate’s independence, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience, and the candidate’s reputation for integrity. When selecting a nominee from among candidates being considered by the Committee, it conducts background inquiries about and interviews with the candidates that the Committee members believe are best qualified to serve as directors, based on a number of factors, including, among others, whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of directors of the Company, including representing the interests of all shareholders and not a particular segment or group of shareholders, as well as serving on Board committees; whether the candidate’s skills and experience would add to the overall competencies of the Board; whether the candidate has any special background or experience relevant to the Company’s business; and whether the candidate will meet the bank regulatory standards applicable to Board membership.
The Nominating and Governance Committee believes that differences in experience, knowledge, skills and viewpoints enhance Board performance. Thus, the Committee considers such diversity in selecting, evaluating and recommending proposed director nominees. However, the Committee has not implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.
Shareholder Recommendation of Board Candidates. Any shareholder desiring to submit a recommendation for consideration by the Nominating and Governance Committee of a candidate that the shareholder believes is qualified to be a director nominee at any annual meeting of shareholders may do so by submitting that recommendation in writing to the Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to shareholders. Accordingly, for the 2020 annual meeting of shareholders, the deadline for shareholders to recommend director candidates for consideration as director nominees is December [●], 2019. However, if the date of the upcoming annual meeting has been changed by more than 30 days from the anniversary of the prior year’s meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming annual meeting. In addition, the recommendation must be accompanied by the following information: (i) the name and address of the recommending shareholder and of the person being recommended for consideration as a candidate for Board membership; (ii) the number of shares of voting stock of the Company that are owned by the recommending shareholder and his or her recommended candidate; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company between the recommending shareholder or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such shareholder and any other person or persons (naming such other person or persons); (iv) such other information regarding the recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) the written consent of the recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director. Provided that these requirements are met, the Nominating and Governance Committee will consider any shareholder-recommended candidate for nomination for election to the Board using the same criteria and factors that it uses in evaluating candidates recommended by any Board members, officers or executive search firms. No shareholders recommended candidates for election to the Board for the upcoming Annual Meeting.
Annual Board Evaluation Process
The Nominating and Governance Committee overseas an annual evaluation of the Board's and each Board committee's performance. The Nominating and Governance Committee also conducts an individual director self-assessment process annually in advance of the annual director nomination process.

Role of the Board in Risk Management
The Board’s responsibilities in overseeing the Company’s management and business include oversight of the Company’s key risks and management’s processes and controls to manage them appropriately. Management, in turn, is responsible for the day-to-day management of risk and implementation of appropriate risk management controls and procedures.
The risk of incurring losses on the loans we make is an inherent feature of the banking business and, if not effectively managed, such risks can materially affect our results of operations. As a result, the Board as a whole exercises oversight responsibility over the processes that our management employs to manage those risks. The Board fulfills that oversight responsibility by:

•	Monitoring trends in the Company’s loan portfolio and the Company’s allowance for loan and lease losses;

•	Establishing internal limits related to the Company’s lending exposure and reviewing and determining whether or not to approve loans in amounts exceeding certain specified limits;

•
Reviewing and discussing, at least quarterly and more frequently, if deemed necessary, reports from the Bank’s chief credit officer relating to such matters as (i) risks in the Company’s loan portfolio, (ii) economic conditions or trends that could reasonably be expected to affect (positively or negatively) the performance of the loan portfolio or require increases in the allowance for loan and lease losses and (iii) specific loans that have been classified as “special mention,” “substandard” or “doubtful” and, therefore, require increased attention of management;

•	Reviewing, at least quarterly, management’s determination of the allowance for loan and lease losses and any provisions required to be made to replenish or increase that allowance;

•	Reviewing management reports regarding collection efforts with respect to non-performing loans; and

•	Authorizing the retention and reviewing the reports of external loan review consultants with respect to the risks in and the quality of the loan portfolio.
Although risk oversight permeates many elements of the work of the full Board and its committees, the Audit Committee and the Risk and Finance Committee of the Board have direct and systematic responsibility for overseeing other significant risk management processes.
Audit Committee Oversight Responsibilities. The Audit Committee’s responsibilities in overseeing risk management processes include:

•	Oversight of the internal audit function, with the internal auditor reporting directly to the Audit Committee;

•	Oversight of the Company’s independent registered public accounting firm; and

•	Review of reports from management and the internal auditor regarding the adequacy and effectiveness of various internal controls.
Risk and Finance Committee Oversight Responsibilities. The Risk and Finance Committee’s oversight of risk management processes include the review of policies and guidelines with respect to risk assessment and the processes employed by management in identifying the Company’s major risk exposures and the actions being taken by management to monitor and control such exposures. The Committee also oversees management’s implementation of measures that are designed to minimize to the extent practicable the risks of non-compliance with applicable federal and state banking laws and regulations by, among other things, (i) reviewing with the Bank’s chief compliance officer (who reports directly to the Committee) and consulting with the Bank’s legal counsel with respect to regulatory matters and issues that could have a significant impact on the Company or the Bank or could present emerging areas of risk, and (ii) overseeing regulatory compliance programs. The Committee also reviews significant reports from regulatory agencies relating to risk issues, and management's responses, except to the extent they are subject to the jurisdiction of another committee of the Board pursuant to that committee's charter.
In performing their oversight responsibilities, the Board of Directors and the Audit and Risk and Finance Committees regularly receive reports from management and internal and external auditors, and periodically receive reports from outside consultants, regarding the Company’s enterprise risk management programs, compliance programs, cyber/information security and business continuity programs, and any extraordinary claims or losses.
Our Board of Directors believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under “Board Leadership Structure” above.
Compensation and Risk Management. The Company’s HR and Compensation Committee and Board of Directors have reviewed the Company’s executive and employee compensation practices to analyze whether or not they create improper incentives that would result in a material risk to the Company. Based on this review and analysis, the HR and Compensation Committee and the Board of Directors have determined that none of the Company’s compensation practices for its executive officers or employees is reasonably likely to have a material adverse effect on the Company.
Anti-Hedging and Pledging Policies. The Company recognizes that hedging, derivative and other speculative transactions by Company insiders could disturb the alignment between shareholders and Company insiders or create other risks involving transactions in the Company's securities. Accordingly, we maintain a policy that limits our directors, executive officers and other Company insiders from engaging in these types of transactions. Specifically, in addition to the prohibition on engaging in short sales by our executive officers and directors under applicable securities laws, we strongly discourage insiders from engaging in short sales or derivative transactions and we require all Company insiders to pre-clear any proposed hedging or monetization transaction. We also prohibit Company insiders from holding Company stock in a margin account or pledging Company stock as collateral for a loan.
Section 16(a) Beneficial Ownership Reporting Compliance
Each of our directors, executive officers and persons who beneficially own more than 10% of any class of equity securities of the Company, is required, by Section 16(a) of the Exchange Act, to file with the SEC (i) an initial report, on a Form 3, of his or her share ownership within 10 days of the time he or she first becomes a director, executive officer or 10% owner of the Company, and thereafter (ii) reports on Form 4 or Form 5 changes in ownership of, and transactions involving, the Company's common stock.
Based solely upon a review of the copies of the reports received by us and written representations that no other reports were required, there were no reports that were not timely filed in 2018 to our knowledge.

EXECUTIVE OFFICERS
Executive officers are appointed by and serve at the discretion of the Board of Directors. The names of our current executive officers, their ages as of March 25, 2019 and their positions with the Company and the Bank are set forth below.

Name and Age	Positions with the Company and the Bank
Thomas M. Vertin, 65	President and Chief Executive Officer of the Company and the Bank
Curt A. Christianssen, 58	Executive Vice President and Chief Financial Officer of the Company and the Bank
Frank Abraham, 68	Executive Vice President and Head of Relationship Banking
Robert S. Anderson, 49	Executive Vice President and Chief Banking Officer
Curtis Birkmann, 49	Executive Vice President and Chief Technology Officer
Thomas J. Inserra, 56	Executive Vice President, Chief Credit Officer and Chief Risk Officer of the Company and the Bank
Maxwell G. Sinclair, 54	Executive Vice President and Chief Compliance Officer of the Company and the Bank
Cindy S. Verity, 56	Executive Vice President and Head of Cash Management
Tom Wagner, 60	Executive Vice President, Corporate Finance
Set forth below is additional biographical information regarding our executive officers, other than Mr. Vertin, whose biographical information is provided above under “Election of Directors (Proposal No. 1).”
Curt A. Christianssen joined Pacific Mercantile Bancorp and the Bank as Chief Financial Officer effective January 1, 2015, a role in which he had served on an interim basis since December, 2013. Through October 2018, he also served as Executive Vice President and Chief Financial Officer of the Carpenter Community BancFund, a private equity-funded bank holding company, CCFW, Inc. d/b/a Carpenter & Company, a bank consulting firm, and Seapower Carpenter Capital, Inc., a broker/dealer subsidiary of CCFW. Prior to beginning in the interim role, Mr. Christianssen served in a similar interim role at Manhattan Bancorp and the Bank of Manhattan since 2012.  He had served as Executive Vice President and Chief Financial Officer of the Carpenter Community BancFund since 1999. From 1996 to 1999, Mr. Christianssen served as Chief Financial Officer and Director of Corporate Development for Dartmouth Capital Group and Eldorado Bancshares, Inc. From 1993 until its acquisition in 1996 by Eldorado Bancshares, Mr. Christianssen served as Chief Financial Officer of Liberty National Bank. Mr. Christianssen had previously served as Chief Financial Officer of Olympic National Bank from 1991 to 1993, as Chief Financial Officer of two financial institutions under the control of the Resolution Trust Corporation and as a Senior Management Consultant with the Ernst & Young firm. In addition, Mr. Christianssen served in a variety of financial positions with Continental Ministries and Colorado National Bancshares.
Frank Abraham joined Pacific Mercantile Bank in February 2017 as Senior Vice President, Interim Regional Manager at Pacific Mercantile Bank Beverly Hills Financial Center. Mr. Abraham was promoted to the position of Executive Vice President and Head of Relationship Banking in May 2017. From 2010 to 2017, Mr. Abraham managed a family owned business which included a diverse portfolio of equities, bonds and real estates. Prior to 2010, Mr. Abraham was a Director in Global Transaction Banking at Deutsche Bank and an Executive Vice President at Bank of America. His banking career spanned over 30 years between Deutsche Bank and Bank of America. At Bank of America, Mr. Abraham headed up teams that delivered treasury management, global trade, and commercial banking to clients. His service areas included Los Angeles, Dallas, San Francisco, London and Berlin.
Robert S. Anderson has served as the Chief Banking Officer since March 2017. Mr. Anderson joined Pacific Mercantile Bank in 2013 as Executive Vice President/Asset Based Lending and was later promoted to Head of Product and Market Development in January 2016. During Mr. Anderson’s time at the Bank, he has helped to build our asset-based lending division and has helped to pursue new growth opportunities through the development of new products and services and the entrance into new markets. Prior to joining the Bank, Mr. Anderson spent 17 years with Silicon Valley Bank, where he started his banking career. Mr. Anderson has held various positions at Silicon Valley Bank, most recently overseeing the Orange County office, at which he was responsible for their banking and lending relationships in the technology, life science and clean tech markets.
Curtis Birkmann joined Pacific Mercantile Bank in August 2015 as Deputy Chief Technology Officer and was promoted to Chief Technology Officer in January 2016. Prior to joining the Bank, Mr. Birkmann was Chief Information Officer at Bank of Manhattan, N.A. for five years. Earlier in his career, Mr. Birkmann spent 16 years with Corcen Data International Inc., working for the United States Army’s Strategic Battle Command, as a Senior Software Engineer and Senior Program Manager.
Thomas J. Inserra joined Pacific Mercantile Bancorp and the Bank in May 2016 as Executive Vice President, Chief Risk Officer and Chief Credit Officer of the Company and the Bank and as President of PM Asset Resolution, Inc. Prior to joining the bank, Mr. Inserra served as Executive Vice President of Susquehanna Bank from December 2013 to August 2015. From 2002 to December 2013, Mr. Inserra served as the Chief Executive Officer with Pinnacle Peak Advisors LLC. Earlier in his career, Mr. Inserra held various positions in management with Citibank and Household Finance, and served in a Washington DC based leadership role with the FDIC during the banking crisis from 1990 to 1995.

Maxwell G. Sinclair has served as Executive Vice President and Chief Compliance Officer of the Company and the Bank since January 2011. Prior to joining Pacific Mercantile Bank, Mr. Sinclair served as Vice President/Compliance and BSA Manager at Zions Bancorporation subsidiary California Bank & Trust from December 2005 to January 2011. During his five years at Zions Bancorporation (California Bank & Trust), Mr. Sinclair held various positions in compliance and risk management. Mr. Sinclair also held various positions in management with several other banks in Southern California, Mr. Sinclair has more than 25 years of experience in the banking industry, with most of his years of experience in compliance, audit, bank secrecy act/anti-money laundering and risk management.

Cindy S. Verity has served as Executive Vice President and Head of Cash Management since 2012. Ms. Verity, as Head of Cash Management, is focused on developing a strategy to position products and services to our clients, deployment of a solution-based sales training, client retention through improved product offerings and creation of a roadmap for developing new products that meet our client’s specific needs. Prior to joining Pacific Mercantile Bank, Ms. Verity spent 11 years with Silicon Valley Bank in domestic cash management and global treasury management including Head of Global Treasury Sales.

Tom Wagner has served as Executive Vice President of Corporate Finance since January 2017. Mr. Wagner joined the Bank in 2013 as Manager of the Bank's Northern Division and was later promoted to Chief Strategy Officer in January 2016. During Mr. Wagner’s tenure with the Bank, he has led the commercial banking team’s Horizon Analytics practice and helped develop strategies, approaches and products to better serve the Bank’s target customers and further differentiate Pacific Mercantile Bank from competitors. Mr. Wagner was retired during 2012. Prior to joining the Bank in 2013 Mr. Wagner served in a variety of capacities with Silicon Valley Bank from 1999 through 2011, finally as the Head of Corporate Banking.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This section addresses our compensation programs, philosophy and objectives, including the process for making compensation decisions, and the components of our 2018 executive compensation program. This section also addresses the factors most relevant to understanding our compensation programs and what they are designed to reward, including the essential elements of compensation, the reasons for determining payment of each element of compensation, and how each compensation element fits into our overall compensation objectives and affects decisions regarding other compensation elements.
Executive Summary
The HR and Compensation Committee establishes and administers the compensation and benefit programs for the "named executive officers", i.e., the persons identified in the Summary Compensation Table below, and other senior executives. The HR and Compensation Committee consists entirely of independent directors. The HR and Compensation Committee carefully establishes the components of the executive compensation programs in light of the goals of attracting and retaining high quality executives and incenting behavior that creates long-term shareholder value.
Performance Highlights
2018 was another successful year for the Company. We were able to execute on our strategic priorities to achieve strong core deposit growth, an expanded net interest margin, a higher level of efficiencies, and improved asset quality. The positive trends we saw across the Company drove a significant increase in our level of profitability over the prior year.
Financial highlights of 2018 for the Company include:

•	Net income of $27.3 million, or $1.16 per fully diluted share for the year ended December 31, 2018

•	62 new operating company relationships added during the year ended December 31, 2018

•	Favorable shift in loan mix with commercial loans increasing to more than 40% of total loans as of December 31, 2018

•	Improved deposit mix with certificates of deposits declining from 32% as of December 31, 2017 to 24% of total deposits as of December 31, 2018

•	Non-interest expense declined 2.1% during the year ended December 31, 2018 and efficiency ratio improved to 69.0% as of December 31, 2018

•	Improved credit quality with classified assets declining 39% during the year ended December 31, 2018

As a result of our performance during 2018, each of our named executive officers earned a bonus payment under our annual incentive plan and was awarded restricted stock awards in February 2019. Each of our named executive officers earned a bonus payment under our annual incentive plan and was awarded a combination of stock options and restricted stock awards in February 2018 as a result of our 2017 performance. We believe this demonstrates the pay-for-performance nature of our executive compensation program design, where cash incentive payments and annual equity awards are earned contingent on performance.
Executive Compensation Philosophy
In 2013, based on the recommendations of the HR and Compensation Committee’s independent compensation consultant, we adopted a comprehensive Executive Compensation Philosophy statement. Decisions regarding total compensation program design, as well as individual pay decisions and adjustments, are made in the context of the Executive Compensation Philosophy. The compensation philosophy is reviewed and approved annually by the HR and Compensation Committee.
The key features of our Executive Compensation Philosophy are summarized below.
Compensation Objectives
We have determined that it is a critical function of the organization to attract and retain highly qualified executives to the Bank. It is also important that our executive compensation program is designed to motivate and reward these executives for high levels of performance that contribute to long-term shareholder value. Compensation plans are designed to provide total compensation and benefit programs that are competitive with the market and motivate executives to achieve long-term value creation for our shareholders.
Our Executive Compensation Philosophy specifies our policy and targeted positioning with respect to each specific element of our executive compensation program in order to ensure that each compensation component, and the overall program itself, is appropriately designed to achieve our compensation objectives.

Base Salary
     We target executive salaries in the range of the median or 50th percentile to the 65th percentile of the competitive market. Based upon executive experience, the actual salaries compared to market will vary for individual officers. For executives that are relatively inexperienced, salaries may be below the 50th percentile of the market. As an executive becomes fully acclimated to his/her position, the salary level should be in the range of the 50th to the 65th percentiles. Individual salary determinations are made based on the individual qualifications, experience and performance of the individual executives and value of the position to the organization.
Cash/Short-Term Incentives
The Company has determined that the executive officers should have a portion of their total compensation package at risk and available through an annual cash incentive program. Rewarding the executives who are directly responsible for the performance of the Company is the goal of the annual cash incentive program. The annual award levels should be contingent on meeting predefined corporate, business unit and individual goals. The Company has determined that a portion of each executive’s total compensation opportunity should be tied to individual performance as well as company results, although bonus opportunities for our most senior executives may be 100% tied to company results in recognition of the fact that the individual performance of these executives has a more direct effect on Company performance than less senior executives.
Cash Compensation
The combination of salary plus the annual cash incentive makes up cash compensation. As a result of annual expectations, the Company targets cash compensation at the 50th to 75th percentiles of the market for expected results. For maximum/high performance, the Company targets annual cash compensation at or above the 75th percentile of the market, while for below target performance, the Company expects that annual cash compensation would more closely approximate the 25th percentile of the market.
Equity/Long-Term Incentives
We have determined that executive officers should have the opportunity to have a portion of their total compensation opportunity linked to long-term goals and delivering increasing shareholder value. The Company, therefore, provides executive officers with the opportunity to receive annual stock-based awards contingent upon individual performance and company results in the preceding calendar year. In 2018 and 2019, each of the named executive officers received a grant of stock-based awards as a result of our performance in 2017 and 2018, respectively.
Total Compensation
The Company targets total compensation at the 50th to 75th percentile of the market for expected results. For maximum/high performance, we target total compensation at or above the 75th percentile of the market, while for below target performance, the Company expects that total compensation would more closely approximate the 25th to 50th percentile of the market.
Other Compensation Programs
    It is our intention to assist our executives with meeting their retirement income, health care, survivor income, disability income, time-off and other needs through competitive, cost-effective, company-sponsored programs. The Company provides executive officers with competitive compensation programs to prepare for retirement and assist in wealth accumulation. These programs may vary by executive and be influenced by tenure, performance and position. The goal of the Company is to provide executives with a total compensation package that is competitive with the market, and encourages executives to remain with the organization and help to drive the Company to high levels of performance.
Process for Making Compensation Decisions
Role of the HR and Compensation Committee
The Board of Directors of the Company has delegated to the HR and Compensation Committee responsibility for a range of compensation and benefit issues with the intent to assure the effectiveness of our compensation plans, policies and programs consistent with the strategic objectives of the Bank and shareholder interests. Each of the members of the HR and Compensation Committee is an independent director under applicable Nasdaq rules.
Consistent with our Executive Compensation Philosophy, the principal responsibility of the HR and Compensation Committee in compensating executives, officers and employees is to attract and retain highly qualified executives and employees and align their incentives with the strategic plan of the Company and with actions that will enhance long-term shareholder value.
The HR and Compensation Committee discharges the Board’s responsibility in matters relating to:

•	Administration of the Company’s executive cash compensation, incentive compensation and equity-based plans;

•
An annual Chief Executive Officer (or “CEO”) performance evaluation process for the Company’s CEO and establish (or recommend to the independent members of the Board for their approval) compensation level accordingly;

•	Review of the performance evaluations of the Company’s Executive Vice Presidents;

•	Review of all other officer and employee compensation and benefit plans;

•	Review and recommendation for Board approval director compensation plans;

•	Oversight of employee contracts, change of control agreements, and severance agreements;

•	Oversight of executive officer hiring practices and compensation;

•	Oversight of Human Resources Compliance;

•	Adoption and maintenance of the Company’s Executive Compensation Philosophy.
The HR and Compensation Committee is responsible for evaluating and overseeing the Company's compensation programs. The HR and Compensation Committee evaluates the Company's financial performance and relative shareholder returns when developing or approving the executive compensation philosophy and incentive plans and ensures compensation plans do not reward excessive risk-taking.
The HR and Compensation Committee is also responsible for reviewing and approving corporate goals and objectives relevant to compensation of the Company's CEO, evaluating the performance of the CEO in light of the goals and objectives and recommending to the independent members of the Board for their approval the CEO's compensation levels based on this evaluation.
Additionally, the HR and Compensation Committee reviews performance and compensation levels for members of the Company's executive management team including the CEO's recommendations on any annual base salary, bonus and/or equity awards for named executive officers and other executives (other than the CEO).
The HR and Compensation Committee periodically reviews the compensation levels of the Board of Directors. In its review, the HR and Compensation Committee looks to ensure that the compensation is fair, reasonably competitive and commensurate with the amount of work required both from the individual directors as well as from the Board in the aggregate.
Decisions made by the HR and Compensation Committee and the Board relative to compensation take all current applicable rules, regulations and guidance into consideration, and are made with the goal of being compliant with all such requirements.
Compensation Consultants / Peer Group Review / Market Study Comparisons
When reviewing compensation components for the CEO, directors, named executive officers and other executives, the HR and Compensation Committee considers the compensation practices of similar financial institutions with asset sizes comparable to the Company.
In 2018, the HR and Compensation Committee engaged Blanchard to evaluate the overall design and effectiveness of the Company’s executive, management and commercial annual cash-based incentive plans and to recommend plan design changes accordingly. Additionally, the HR and Compensation Committee engaged Blanchard to gather executive compensation data from a group of peer banks of similar asset sizes that operated in California and Washington. This 2018 peer group consisted of the following sixteen (16) publicly traded financial institutions.

Heritage Commerce Corp	Bank of Marin Bancorp
Sierra Bancorp	Central Valley Community Bancorp
Bank of Commerce Holdings	FNB Bancorp(1)
First Northern Community Bancorp	First Financial Northwest Inc
Provident Financial Holdings, Inc.	Riverview Bancorp Inc
Oak Valley Bancorp	FS Bancorp, Inc.
First Choice Bancorp	California BanCorp
Community West Bancshares	United Security Bancshares

(1)
FNB Bancorp (FNBG) was acquired by Tri Counties Bank on 7/6/2018. However, FNBG filed a 2018 proxy statement (DEF 14A) which reported compensation paid in 2017. Therefore, FNBG is still included in the analysis.

We used the following methodology to select the 2018 peer group: (1) publicly traded banks or bank holding companies located in either California or Washington, (2) banks with total assets ranging from 0.6x to 2.3x our total assets and (3) banks in the same industry and with the same eight digit global industry classification standard ("GICS") classification as us. At the start of 2018, our total assets were at approximately the 74th percentile of the peer group, and we believe the peer group companies were appropriately sized for executive compensation comparison purposes at the time the study was prepared.

The Blanchard compensation study and the 2018 peer group was used to evaluate the compensation of our named executive officers and other executive officers in 2018. We utilized the Blanchard compensation study in 2018 as one data point to make 2018 compensation decisions. When we refer to the “market” in this section for purposes of our targeted compensation levels, we are referring to the compensation levels of the 2018 peer group companies identified above in the Blanchard study.
    The HR and Compensation Committee also engaged Blanchard in 2018 to conduct a Board compensation review using the same 2018 peer group as that used in the executive compensation review. The purpose of the board compensation review was to review and assess total compensation for the directors compared to the peer group.
Fees billed by Blanchard in 2018 for advice and services provided to the HR and Compensation Committee were $29,795. Based on consideration of the factors set forth in the rules of the SEC and Nasdaq, we do not believe that Blanchard’s work has raised any conflict of interest.
Role of the Chief Executive Officer
During the Company’s annual performance review cycle, the Chief Executive Officer conducts an annual performance evaluation process for all executives directly reporting to him (including those named executive officers that report directly to him). As part of each annual performance evaluation, the CEO considers, among other key factors: i) the executive's performance of job responsibilities; ii) display of skills and competencies required of the position; iii) achievement of individual and/or departmental objectives; and iv) management and leadership skills. In addition, the executive's contributions to the Company's overall financial goals are considered. Based on this performance evaluation, the CEO determines, for each of the executives (other than himself), recommendations for base salary adjustments, bonus and equity award amounts and presents these to the HR and Compensation Committee for its review and consideration. The HR and Compensation Committee reviews the CEO's recommendations and takes these recommendations into consideration when making compensation decisions for our executives officers other than the CEO.
Role of Say-on-Pay
Since 2013, the Company has included in each of the Company's proxy statements an annual advisory vote to approve the named executive officers’ compensation, providing shareholders with an opportunity to communicate their views on the Company's compensation program for the named executive officers. In 2018, the Company's compensation paid to its NEOs was approved by approximately ninety-two percent (92%) of the votes cast. The HR and Compensation Committee believes this high degree of shareholder support for our 2018 say-on-pay proposal affirms shareholders' support of our executive compensation program, and the HR and Compensation Committee considered the results of this vote in setting compensation for the named executive officers for 2018 and 2019. We believe shareholders’ support of the Company's compensation program indicates that shareholders concur with the compensation program that we have implemented. The HR and Compensation Committee will continue to consider the outcome of shareholders’ votes on our say-on-pay proposals when making future compensation decisions for the named executive officers.
Executive Compensation Components
For the fiscal year ended December 31, 2018, the principal components of compensation for the named executive officers and executive management were: i) base salary, ii) performance-based incentive bonuses, iii) equity award opportunity, and iv) perquisites and retirement benefits. The Company's policies and practices for each of the principal compensation components are explained in the following paragraphs.
Base Salary
We pay each named executive officer a base salary to provide each executive with a minimum, fixed level of cash compensation. Base salary is established pursuant to the principles of our Executive Compensation Philosophy described above.
Mr. Inserra's annual base salary was increased from $300,000 to $330,000 effective March 1, 2018 in recognition of his contribution to our credit initiatives and his increased responsibilities.
None of the other named executive officers received any base salary increases in 2018.
Mr. Vertin's annual base salary was increased from $400,000 to $412,000 effective April 1, 2019 in connection with market surveys provided by our compensation consultants.
Mr. Christianssen's annual base salary was increased from $300,000 to $322,500 effective April 1, 2019 in connection with market surveys provided by our compensation consultants.
Mr. Inserra's annual base salary was increased from $330,000 to $339,900 effective April 1, 2019 in connection with market surveys provided by our compensation consultants.
Performance-Based Bonus

Each of our named executive officers was eligible to earn an annual incentive bonus for 2018. The targeted amount of each executive’s annual cash bonus opportunity was established pursuant to the principles of our Executive Compensation Philosophy described above.
The following table illustrates each executive’s bonus opportunity for 2018:

Name	Target Bonus (% of Salary)	Target Bonus ($)	Maximum Bonus (% of Salary)	Maximum Bonus ($)
Thomas M. Vertin	50%	200,000	75%	300,000

Curt A. Christianssen	30%	90,000	40%	120,000

Thomas J. Inserra	30%	99,000	40%	132,000
Under our annual incentive plan design, the HR and Compensation Committee selected the following primary criteria to evaluate executive incentive performance in 2018: (1) net income before taxes of the Bank, (2) non-interest income of the Bank, (3) total loan growth of the Bank, (4) core deposit growth of the Bank, (5) asset quality of the Bank, and (6) individual goals. Each of the criteria was weighted based on the executive’s job responsibilities, and for each measure, threshold, target and maximum payout levels were established. The following table illustrates the weighting for each executive:

Name	Net Income Before Taxes	Non-Interest Income	Loan Growth	Deposit Growth	Asset Quality	Individual Goals
Thomas M. Vertin	50%	10%	15%	25%	—%	—%

Curt A. Christianssen	50%	10%	15%	25%	—%	—%

Thomas J. Inserra	50%	—%	20%	—%	25%	5%
Net income before taxes of the Bank was included as the most heavily weighted performance measure for each named executive officer because the HR and Compensation Committee wanted to incentivize the entire team to drive improvements in our net income before taxes, which we believe will ultimately drive shareholder value creation. In addition to the established goals, any payout under our annual incentive plan design was overall contingent upon the Company's satisfactory regulatory ratings and the Compensation Committee also retained the discretion to adjust the final payouts based on any other factors that it determined to be appropriate based on either the Company or individual performance during the year.
The Bank’s adjusted net income before taxes for the 2018 calendar year was $17.1 million, which was above the target performance level of $16.8 million and reflected our increased profitability during 2018.
The other performance measures were less heavily weighted for each named executive officer, and the HR and Compensation Committee assigned different weightings for each named executive officer in order to create appropriate individually tailored incentives for each of the executives to execute on our business plan and create shareholder value. The Bank’s non-interest income for the 2018 calendar year achieved was $4.6 million, which exceeded both the target performance level of $3.7 million and the maximum performance level of $4.5 million. The Bank’s total loan growth for the 2018 calendar year achieved was $46.8 million, which was below expectations and fell below both the target performance level of $59.3 million and the threshold performance level of $53.4 million. The Bank’s core deposit growth exceeded both the target performance level of $72.5 million and the max performance level of $87 million. The individual goals for the named executive officers other than Mr. Vertin and Mr. Christianssen (who did not have any) varied by executive and focused on strategic performance objectives associated with each executive’s position and responsibilities.

The following table illustrates the 2018 bonus payment for each executive:

Bonus Payment for Each Performance Measure
Name	Net Income Before Taxes	Non-Interest Income	Loan Growth	Deposit Growth	Asset Quality	Individual Goals	Discretionary	Total Bonus ($)
Thomas M. Vertin	$103,844	$30,000	$—	$75,000	$—	$—	$—	$208,844

Curt A. Christianssen	$46,153	$12,000	$—	$30,000	$—	$—	$—	$88,153

Thomas J. Inserra	$50,768	$—	$—	$—	$33,000	$6,600	$3,697	$94,065
As shown in the table, each named executive officer’s actual bonus payment was either slightly below or slightly above the executive’s target bonus amount with differences in the executive payouts driven by the individually tailored weightings for the performance measures. We believe this result is consistent with our objective of paying for performance and rewarding the executives for actions that contribute to long-term value creation for our shareholders.

Equity Awards
Equity awards are granted to allow executives to share in the growth and prosperity of the Company, to incentivize executives to increase shareholder value, to reward and retain executives over the long term and to maintain competitive levels of total compensation. The 2010 Equity Incentive Plan allows the Company to offer multiple equity vehicles as incentives, including options, restricted stock, and stock appreciation rights. Executives may be awarded a blend of equity incentives.
Pursuant to the principles of our Executive Compensation Philosophy, equity award grants for the executive officers in any calendar year are contingent upon individual performance and company results in the preceding calendar year. The HR and Compensation Committee believes that equity grants should not automatically be granted to the executive officers each year, and instead believes that equity awards should only be granted to the executive officers if the awards have become earned based on performance in the prior year. As with our annual bonus payments, we believe this approach is consistent with our objective of paying for performance and rewarding the executives for actions that contribute to long-term value creation for our shareholders.
As a result of our strong performance in the 2018 calendar year, each of the named executive officers received a grant of stock-based awards in 2019. The targeted grant date value of each executive’s 2018 annual equity award was established pursuant to the principles of our Executive Compensation Philosophy described above, and was generally set at an amount equal to the amount of the executive’s bonus payment earned for 2018. The “Summary Compensation Table” below includes any equity compensation amounts granted in 2018 for the named executive officers. The restricted stock awards granted to the executives in February 2019 for 2018 performance will be reported in next year’s Summary Compensation Table.
Restricted stock awards are included as part of our long-term equity awards to provide an equity incentive linked to the value realized by our shareholders that becomes earned based on the executive’s continued employment with us. Each executive’s 2018 and 2019 restricted stock awards becomes vested in equal annual installments over a period of three years, in order to reinforce the long-term nature of the awards.
Option awards are included as part of our long-term equity awards to create an incentive for the executives to create and preserve long-term shareholder value, as the options will only have value if our share price increases following the grant date. Like the restricted stock awards, each executive’s 2018 option award becomes vested in equal annual installments over a period of three years, in order to reinforce the long-term nature of the awards. No option awards were granted during 2019.

Perquisites and Other Benefits
Consistent with the Company's compensation objectives, named executive officers are provided perquisites and other benefits that management believes are reasonable and consistent with the Company's overall compensation program and which keep the Company competitive in the marketplace. The Company periodically reviews the level of perquisites and other benefits provided to the named executive officers for suitability with the program objectives.
The Company believes it is competitive with market practices by providing medical, dental, vision and life insurance, and a 401(k) employer matching contribution.

Severance Benefits
We believe that severance protections, particularly in the context of the uncertainty surrounding any potential change in control transaction, play a valuable role in attracting and retaining quality executive officers. Each of our named executive officers is entitled to severance protections under the executive’s employment agreement or our Change in Control Severance Plan. No named executive officer is entitled to receive severance benefits under both arrangements under any circumstances.
Each named executive officer is a party to an employment agreement with us. Severance benefits under the employment agreements are based on a “1x” multiple of base salary. Each named executive officer is a participant in our Change in Control Severance Plan.
As described in more detail below in the Potential Payments Upon Termination or Change in Control section, each of the named executive officers would be entitled to severance benefits only in the event of a termination of employment by us without cause or by the executive for good reason (although limited disability benefits are also provided). We do not believe that the named executive officers should be entitled to receive their cash severance benefits merely because a change in control transaction occurs, and a change in control does not, in and of itself, entitle any named executive officer to receive severance benefits (i.e., these severance benefits are “double-trigger” benefits).
No named executive officer is entitled to receive a “gross-up” or similar payment for any excise taxes that may become payable in connection with a change in control pursuant to Sections 280G and 4999 of the Code. Instead, severance benefits are subject to reduction or “cut back” to the extent the benefits would result in the payment of a parachute payment within the meaning of Section 280G of the Code.
Claw-Back Policy
The Company maintains a Policy on Recoupment of Compensation that was adopted in 2015. Under the policy, the Company will require reimbursement of any incentive payment or long-term equity award to an executive officer where:

•	The payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the SEC;

•
The Company determines a materially inaccurate financial statement, performance goal or metric was a contributing or partially contributing factor in its determination to make an award to an executive; and

•	A lower payment would have been made to the executive based upon the restated financial results.
In such instances, the Company will be entitled to seek to recover from the individual executive the amount by which the individual executive's incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results.
Reimbursement under the policy is also separately triggered if an executive officer engages in misconduct (whether or not related to a restatement). The remedies for misconduct are more severe, and include recovery of incentive payments, disciplinary actions and potential termination of employment.

Compensation Committee Report
The HR and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement. Based on our Committee review of and the discussions with management with respect to the Compensation Discussion and Analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.
Submitted by the HR and Compensation Committee of the Board of Directors:
Michael P. Hoopis, Chairman
Edward J. Carpenter
James F. Deutsch
John D. Flemming
John Thomas, M.D.
The foregoing report shall not be deemed soliciting material or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities section of Section 18 of the Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.
Human Resources and Compensation Committee Interlocks and Insider Participation
Edward Carpenter, John Flemming, Michael P. Hoopis (Chairman), and Dr. John Thomas served on the HR and Compensation Committee during 2018. During 2018, none of the members of the HR and Compensation Committee were officers or employees of the Company or had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related person transactions, and no executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of our Board of Directors or HR and Compensation Committee.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Compensation Paid to Named Executive Officers
The following table provides information regarding the compensation of our named executive officers for the fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016.
Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)(4)	Total ($)
Thomas M. Vertin(5)	2018	400,000	208,844	93,057	93,053	23,784	818,738
President and Chief Executive Officer	2017	400,000	186,106	—	—	23,646	609,752
	2016	400,000	—	16,519	313,485	22,781	752,785

Curt A. Christianssen(6)	2018	245,925	88,153	40,620	40,625	20,471	435,794
Executive Vice President and Chief Financial Officer	2017	223,340	81,247	—	—	20,046	324,633
	2016	224,636	40,000	21,001	20,962	19,896	326,495

Thomas J. Inserra(7)	2018	325,000	94,065	47,034	47,032	20,471	533,602
Executive Vice President and Chief Risk Officer	2017	300,000	94,065	—	—	20,046	414,111
	2016	161,474	128,936	69,500	132,180	11,265	503,355

(1)
The amounts reported in this column represent the aggregate grant date fair value of restricted stock awards in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) No. 718-10. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements. For additional information regarding this valuation methodology and the assumptions used to arrive at the estimates, please refer to Note 11, “Stock-Based Employee Compensation Plans” to the Company’s consolidated financial statements included in the Company’s Annual Report to Shareholders for the year ended December 31, 2018.

(2)
The amounts reported in this column represent the aggregate grant date fair values of stock option awards in accordance with FASB ASC No. 718-10. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements. For additional information regarding this valuation methodology and the assumptions used to arrive at the estimates, please refer to Note 11, “Stock-Based Employee Compensation Plans” to the Company’s consolidated financial statements included in the Company’s Annual Report to Shareholders for the year ended December 31, 2018.

(3)	The 2018 amount in this column for Mr. Vertin includes $15,000 car allowance, $8,250 for the employer 401(k) match and $534 for additional life/accidental death insurance.

(4)
The 2018 amounts in this column for Messrs. Christianssen and Inserra include $11,400 and $821 each for a car allowance and additional life/accidental death insurance, respectively. Additionally, the 2018 amounts in this column for Messrs. Christianssen and Inserra include $8,250 each for the employer 401(k) match, respectively.

(5)	Mr. Vertin was appointed to the position of President and Chief Executive Officer of the Company and the Bank on January 1, 2016.

(6)
Mr. Christianssen also served as the Chief Financial Officer of CCFW, Inc., an entity that was affiliated with us and controlled by the Carpenter Funds through October 2018. We were reimbursed by CCFW, Inc. for the costs of the services provided by Mr. Christianssen to it, as Mr. Christianssen is solely employed and compensated by us, thus his reported salary is net of this reimbursement amount.

(7)
Mr. Inserra was appointed by the Bank to the position of Executive Vice President and Chief Risk Officer of the Company and the Bank effective May 31, 2016 and was not employed by the Company or the Bank prior to such time. The 2016 amount reported in the "Salary" column of the table represents his annual base salary prorated for the number of months he was employed in 2016.

Grants of Plan Based Awards for period ending December 31, 2018
The following table provides information regarding the restricted stock and stock option awards that were granted to our named executive officers in 2018.

Name	Grant Date	Award Type	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

Thomas M. Vertin	2/21/2018	Restricted Stock Award	11,418	—	$—	$93,057
	2/21/2018	Stock Options	—	33,332	$8.15	$93,053

Curt A. Christianssen	2/21/2018	Restricted Stock Award	4,984	—	$—	$40,620
	2/21/2018	Stock Options	—	14,552	$8.15	$40,625

Thomas J. Inserra	2/21/2018	Restricted Stock Award	5,771	—	$—	$81,500
	2/21/2018	Stock Options	—	16,847	$8.15	$47,032

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding the outstanding equity awards held by each of our named executive officers as of December 31, 2018, including the vesting dates for the portions of these awards that had not vested as of that date.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options (#) - Exercisable	Number of Shares Underlying Unexercised Options (#) - Unexercisable		Option Exercise Price ($)	Option Expiration Dates	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Thomas M. Vertin	—	33,332	(1)	8.15	2/21/2028	11,418	(1)	81,639
	4,078	2,039	(2)	6.77	2/16/2026	813	(2)	5,813
	66,667	33,333	(3)	7.08	1/4/2026
	10,343	—		7.09	3/6/2025
	10,929	2,732	(4)	6.18	3/7/2024
	85,000	—		6.24	9/3/2023
	100,000	—		6.81	9/24/2022

Curt A. Christianssen	—	14,552	(1)	8.15	2/21/2028	4,984	(1)	35,636
	5,185	2,593	(3)	6.77	2/16/2026	1,034	(2)	7,393
	7,855	—		7.09	3/6/2025

Thomas J. Inserra	—	16,847	(1)	8.15	2/21/2028	5,771	(1)	41,263
	33,333	16,667	(5)	6.95	6/14/2026	3,333	(5)	23,831

______________________
(1)    Stock options and stock awards vest at a rate of 33.333% per year, until fully vested on February 21, 2021.
(2)    Stock options and stock awards vest at a rate of 33.333% per year, until fully vested on February 16, 2019.
(3)    Stock options vest at a rate of 33.333% per year, until fully vested on January 4, 2019.
(4)    Stock options vest at a rate of 20.0% per year, until fully vested on March 7, 2019.
(5)    Stock options and stock awards vest at a rate of 33.333% per year, until fully vested on June 14, 2019.

Option Exercises and Stock Vested
The following table provides information regarding the options exercised and stock vested for each of our named executive officers during the fiscal year ended December 31, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas M. Vertin	—	—	2,671	23,284

Curt A. Christianssen	—	—	7,444	62,631

Thomas J. Inserra	—	—	3,334	32,673

Defined Contribution Plan
As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a portion of their eligible compensation not to exceed the statutorily prescribed annual limit in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. We also provide matching contributions of up to $0.50 per $1.00 of participant deferral up to a maximum per participant deferral amount equivalent to 6% of eligible compensation, with a maximum matching contribution of 3% of eligible compensation per participant per plan year. Our employees are allowed to participate in the 401(k) and to receive employer matching contributions on the first day of the calendar quarter following 90 days of employment. Participants are always vested in their personal contributions to the 401(k) plan, and company-matching contributions under the plan vest at a rate of 20% per year of service in which they work 1,000 or more hours.
Except as described above with respect to our 401(k) plan and with respect to a nonqualified retirement plan maintained for a former employee, we do not currently maintain any additional retirement plans, tax-qualified or nonqualified, for our executives or other employees.
Potential Payments upon Termination or Change in Control
For our named executive officers, the following section describes the benefits that may become payable to these named executive officers in connection with a termination of their employment with us, including a termination in connection with or following a change in control. These benefits are provided under the named executive officers’ employment agreements or under the Change in Control Severance Plan as applicable in the circumstances-- executives are not entitled to receive severance benefits under both arrangements under any circumstances. All of the benefits described below would be provided by us. Please see the Compensation Discussion and Analysis section above for a discussion of how these benefits were determined.
Severance Benefits—Employment Agreements.
Each named executive officer is currently or was a party to an employment agreement with us on December 31, 2018. In the event that any such named executive officer’s employment is terminated by us without cause or by the executive for “good reason,” each such executive will be entitled to receive a lump sum payment equal to twelve months of the executive’s base salary. In the event that any such named executive officer’s employment is terminated by us due to a permanent disability, each such executive will be entitled to receive continued payment of the executive’s base salary for six months and, in the case of Mr. Vertin only, six months of continued participation in our applicable group medical, disability and life insurance plans.

Each named executive officer’s receipt of the severance benefits described above is subject to the executive’s execution of an effective general release of claims, and to the executive’s compliance with the restrictive covenants contained in the executive’s employment agreement. The severance benefits payable under each such named executive officer’s employment agreement are also subject to reduction or “cut back” to the extent the benefits would result in the payment of a parachute payment within the meaning of Section 280G of the Code.
Good Reason under the employment agreements is generally defined to mean either (1) a material diminution in the executive’s title, duties, responsibilities or, in some cases, authorities, (2) a material failure by us to provide the compensation and benefits provided under the employment agreement, (3) a material breach by us of any material terms of the employment agreement, or (4) a required relocation of the executive’s principal place of employment, subject in each case to our right to a 30-day cure period.
Severance Benefits—Change in Control Severance Plan.
Each named executive officer is a participant in the Change in Control Severance Plan. A participating named executive officer will be eligible for benefits under the Change in Control Severance Plan if the executive’s employment is terminated by us without cause or by the executive for “good reason” during the period (a) commencing on the earlier of (i) the occurrence of a change in control and (ii) public announcement of an intended or anticipated change in control, provided that such change in control actually occurs; and (b) ending on the date one year following a change in control. The benefits under the Change in Control Severance Plan will include: (i) a lump sum cash payment equal to the executive’s monthly base salary multiplied by the “change in control benefits period” (as such term is defined in the Change in Control Severance Plan); (ii) a lump sum cash payment of a prorated annual bonus for the Change in Control Severance Plan year in which the termination occurs; (iii) a lump sum cash payment equal to the value of the executive’s monthly welfare benefits multiplied by the lesser of the change in control benefits period and 12 months; and (iv) certain outplacement services. The cash severance benefits are to be paid on the first regular payroll period following the sixtieth day after the effective date of the executive’s termination of employment.
Each participating named executive officer’s receipt of the severance benefits described above is subject to the executive’s execution of an effective general release of claims. The severance benefits payable under the Change in Control Severance Plan are subject to reduction or “cut back” to the extent the benefits would result in the payment of a parachute payment within the meaning of Section 280G of the Code.
Each participant in the Change in Control Severance Plan is required to execute a Participation Agreement under the Change in Control Severance Plan, pursuant to which he or she will acknowledge and agree, among other things, (i) to certain confidentiality and non-solicitation requirements; and (ii) that the Change in Control Severance Plan supersedes entirely any prior agreement, arrangement, plan or program (including, without limitation, the severance payments under the employment agreements described above) for the payment of severance, change in control, salary continuation or the provision of other benefits in connection with a change in control. Payment of the severance benefits under the Change in Control Severance Plan is subject to the executive’s compliance with all applicable restrictive covenants.
Modifications or amendments to, or termination of, the Change in Control Severance Plan can occur only in writing through official action of the Board or the HR and Compensation Committee, or a designee of either. Any modifications or amendments to the Change in Control Severance Plan that adversely affect rights of participants in the Change in Control Severance Plan will not be effective until one year following the adoption of such modification or amendment. Following a change in control, the Change in Control Severance Plan cannot be modified, amended or terminated, or the eligibility of a participant revoked for one year following such change in control.
Good Reason under the Change in Control Severance Plan is generally defined to mean either (1) a change in position that results in a material reduction in the executive’s duties, responsibilities or authorities, (2) a reduction in base salary of more than 10%, or (3) a required relocation of the executive’s principal place of employment, subject in each case to our right to a 30-day cure period.

Estimated Amount of Potential Payments Upon Termination or Change in Control
The table below summarizes the potential benefits that would become payable to each of our named executive officers as of December 31, 2018 under their employment agreements and the Change in Control Severance Plan, as applicable. The table below also reflects the value of outstanding unvested stock option and stock awards that would vest in connection with a change in control.

Executive	Cash Severance Payment ($)(2)	Equity Acceleration ($)	Continued Benefits ($)	Outplacement ($) (1)
Thomas M. Vertin
Involuntary Termination	$400,000	$—	$—	$—
Involuntary Termination in Connection with Change in Control(3)	$800,000	$93,210	$—	$—
Disability	$200,000	$—	$3,120	$—

Curt A. Christianssen
Involuntary Termination	$300,000	$—	$—	$—
Involuntary Termination in Connection with Change in Control(3)	$317,520	$44,014	$—	$20,000
Disability	$150,000	$—	$—	$—

Thomas J. Inserra
Involuntary Termination	$330,000	$—	$—	$—
Involuntary Termination in Connection with Change in Control(3)	$344,040	$68,427	$—	$20,000
Disability	$165,000	$—	$—	$—

(1)    Represents an assumed cost of the outplacement benefits.

(2)
Effective April 1, 2019, the annual base salary for Messrs. Vertin, Christianssen and Inserra was increased from $400,000 to $412,000, $300,000 to $322,500, and $330,000 to $339,900, respectively, which would increase the cash severance payment amount for Involuntary Termination in the same amounts. The cash severance payment amount for disability would be increased to 50% of the new base salary amounts.

(3)
Effective March 20, 2019, the change in control benefits period for Involuntary Termination in Connection with Change in Control for each of the named executives was increased. The cash severance payment amount that would be payable subsequent to December 31, 2018, would be $824,000, which increased the change in control benefits period from 12 months to 24 months for Mr. Vertin, and $501,270, and $523,890, respectively, for Messrs. Christianssen and Inserra, which increased the change in control benefits period from 12 months to 18 months. These amounts include the increases in annual base salary for each of the named executives as described in footnote 2.

Pay Ratio Disclosure
Disclosed in this Proxy Statement is the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees (excluding our Chief Executive Officer). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our Chief Executive Officer’s total compensation for 2018 was $818,738, and the median of the total 2018 compensation of all of our employees (excluding our Chief Executive Officer) was $87,297. Accordingly, we estimate the ratio of our Chief Executive Officer’s total compensation for 2018 to the median of the total 2018 compensation of all of our employees (excluding our Chief Executive Officer) to be 9.4 to 1.
We identified the median employee by taking into account the total cash compensation paid for 2018 to all individuals, excluding our Chief Executive Officer, who were employed by us on December 31, 2018. We included all employees, whether employed on a full-time, part-time, or seasonal basis. We did not make any assumptions, adjustments or estimates with respect to their total cash compensation for 2018. We believe total cash compensation for all employees is an appropriate measure because we do not distribute annual equity awards to all employees.
Once the median employee was identified as described above, that employee’s annual total compensation for 2018 was determined using the same rules that apply to reporting the compensation of our named executive officers (including our Chief Executive Officer) in the “Total” column of the “Summary Compensation Table” above. The total compensation amounts included in the first paragraph of this pay ratio disclosure were determined based on that methodology.

Director Compensation
The following table sets forth the total compensation received by each of the Company’s non-management directors for their service on the Board and Board committees in 2018. The compensation paid to Mr. Vertin is presented in the “Summary Compensation Table” and accompanying disclosures above. Mr. Vertin is not entitled to receive additional compensation for his service as a director.

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)
Romir Bosu	42,000	18,003	—	60,003
Edward J. Carpenter	57,750	24,752	—	82,502
James F. Deutsch	5,000	—	—	5,000
Warren T. Finley	17,500	18,003	—	35,503
John D. Flemming	43,750	18,753	—	62,503
Michael P. Hoopis	43,750	18,753	—	62,503
Denis P. Kalscheur	49,000	21,003	—	70,003
David J. Munio	43,750	18,753	—	62,503
John Thomas, M.D.	42,000	18,003	—	60,003
Stephen P. Yost	62,125	28,501	—	90,626
______________________

(1)
The amounts reported in this column represent the aggregate grant date fair value of stock awards in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) No. 718-10. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company's financial statements. For additional information regarding this valuation methodology and the assumptions used to arrive at the estimates, please refer to Note 11, “Stock-Based Employee Compensation Plans” to the Company's consolidated financial statements included in the Company's Annual Report to the Shareholders for the year ended December 31, 2018.

(2)
As of December 31, 2018, our non-employee directors held stock options to purchase an aggregate number of shares of common stock as follows: Dr. Thomas held stock options to purchase 15,000 shares of common stock. Except for the stock options listed above, no non-employee director held any other unvested stock awards as of December 31, 2018.

In 2018, the Chairman of the Board of Directors received a monthly retainer of $6,875. The other directors who also served as directors of the Bank and as Chairman of either the Audit Committee or the Credit Policy Committee received a monthly retainer of $5,833. The other directors who also served as directors of the Bank and as Chairman of either the Nominating and Governance Committee, Finance and Risk Committee or HR and Compensation Committee received a monthly retainer of $5,208. Any member of the Company’s Board of Directors who was also a member of the Bank’s Board of Directors, but did not serve as a Chairman of any committee received a monthly retainer of $5,000. Any director who served as chairman of the board of the Company's subsidiary PM Asset Resolution, Inc. ("PMAR") received a monthly retainer of $2,083. The amounts above represent the annual retainer paid to each director and was paid at a rate of 70% in cash on a monthly basis and 30% in shares of the Company's common stock pursuant to a written restricted stock agreement.
Non-management directors are, from time to time, granted stock options pursuant to the Company’s shareholder-approved equity incentive plans. No non-management directors were granted stock options in 2018.
Management directors do not receive any fees or other compensation for service as members of the Boards of Directors of the Company or the Bank.

Equity Compensation Plan Information
The following table provides information relating to the number of shares of our common stock that were exercisable pursuant to, and the weighted average exercise price of, the options that were outstanding under our employee stock incentive plans as of December 31, 2018. All of the plans were approved by the Company’s shareholders.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	864,330	$6.86	136,895
______________________

(1)
Except for restricted stock awards (which are not required to be reflected in this table), the only equity incentives granted under the plans have been stock options, each of which was granted at an exercise price equal to 100% of the closing price of the Company’s shares on the date of grant.

(2)	These shares may be used for any types of awards authorized under our 2010 Incentive Plan. The authority to grant new equity awards under our 2004 and 2008 Equity Plans has terminated.
Transactions with Related Persons
Policies and Procedures for Approval of Related Person Transactions
Our Board of Directors has adopted a written Related Party Transactions Policy.  The purpose of the policy is to describe the procedures used to identify, review, approve and disclose, if necessary, any transaction occurring since the beginning of our last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000 and in which any of the following persons had or will have a direct or indirect material interest:  (i) a director or director nominee; (ii) an executive officer; (iii) a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; or (iv) a person known by the Company to be an immediate family member of any of the foregoing.  Each such transaction is referred to as a “Related Party Transaction.”
Under the policy, each of our directors and executive officers is required to inform the Corporate Secretary of any potential Related Party Transaction.  In addition, on an annual basis, each director and executive officer completes a questionnaire designed to elicit information about any potential Related Party Transactions.  Once a transaction has been identified and is determined to constitute a Related Party Transaction, the Nominating and Governance Committee will be provided with details regarding the transaction, including the terms of the transaction, the business purpose of the transaction and the benefit of the transaction to the Company and the relevant related party.  The Nominating and Governance Committee is then required to review the transaction to determine whether it should be permitted or prohibited. In making its determination, the Nominating and Governance Committee will consider all relevant factors, including but not limited to (i) whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party, (ii) whether there are business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of an outside director, and (iii) whether the Related Party Transaction would present an improper conflict of interest for any director or executive officer of the Company. Any member of the Nominating and Governance Committee that has an interest in a Related Party Transaction will abstain from voting on approval of the transaction but, if requested, may participate in the committee’s discussions regarding the transaction.
Certain Transactions with Related Persons
On September 14, 2018, Carpenter Community BancFund, LP and Carpenter Community BancFund-A, LP (collectively, the “Carpenter Funds”), then the largest shareholders the Company, sold all of their equity interest in the Company to several investors, including Patriot (the “Carpenter Disposition Transactions”). Due to restrictions on the percentage of voting securities that could be acquired by Patriot under applicable regulations and guidance from the Board of Governors of the Federal Reserve System, our Board of Directors determined to facilitate the Carpenter Funds’ orderly disposition of its equity interest in the Company by issuing non-voting securities to the Carpenter Funds for the purpose of selling the non-voting securities to Patriot. As a result, on September 14, 2018, immediately prior to the Carpenter Funds’ disposition of its equity interest in the Company, we entered into an Exchange Agreement with the Carpenter Funds, pursuant to which we issued 1,467,155 shares of our Series A Preferred Stock to the Carpenter Funds in exchange for 1,467,155 shares of our common stock. Shares of the Series A Preferred Stock have substantially the same rights, preferences and privileges as shares of our common stock, except that holders of Series A Preferred Stock are not entitled to vote on any matter other than where required under California law and each share of Series A Preferred Stock has a liquidation preference of $0.0001 per share over our common stock.

In connection with the Carpenter Disposition Transactions, we also entered into an Investor Rights Agreement and Registration Rights Agreement, each dated September 14, 2018, with Patriot.

REPORT OF THE AUDIT COMMITTEE
Role and Responsibilities of Audit Committee
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, RSM US LLP (“RSM”), is responsible for auditing the financial statements and for expressing an opinion as to whether the financial statements present fairly the consolidated financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States.
By contrast the Audit Committee’s duty is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the financial statements, to plan or conduct audits, or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The members of the Audit Committee are not professionally engaged in the practice of accounting and none of the Audit Committee members is, and none of them represents himself to be, performing the functions of auditors or accountants for the Company. Accordingly, the members of the Audit Committee may rely, and have relied, without independent verification, on the information provided to them and on the representations made by management and RSM. Additionally, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. ”
Report of the Audit Committee
The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018 (the “2018 financial statements”).
The Audit Committee has reviewed and discussed the 2018 financial statements with management and RSM. In addition, the Audit Committee has discussed with RSM the matters required pursuant to Auditing Standard 1301, Communications with Audit Committees, the written disclosures and the letter from RSM required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by RSM with the audit committee concerning independence and has discussed the independence disclosures and that letter with RSM and has considered the compatibility of any non-audit services performed for the Company by RSM on its independence. Based solely on the Audit Committee’s review of these matters and its discussions with the Company’s management and RSM, the Audit Committee recommended to the Board of Directors that the Company’s 2018 financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.
Submitted by the Audit Committee of the Board of Directors:

Denis P. Kalscheur, Chairman
James F. Deutsch
Paul W. Taylor
John Thomas, M.D.
Stephen P. Yost

The foregoing report shall not be deemed soliciting material or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM has served as the Company’s independent registered public accountants since 2014, and, in that capacity, audited the Company’s consolidated financial statements, for the fiscal years ended December 31, 2018, 2017, and 2016.
Audit and Non-Audit Services Pre-Approval Policy
The Audit Committee’s Charter provides that the Audit Committee must pre-approve all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagement of RSM pursuant to which it provided the services described below for the fiscal years ended December 31, 2018 and 2017.
In addition, one-hundred percent (100%) of audit and non-audit services performed by RSM in fiscal years 2018 and 2017 were pre-approved by the Audit Committee.
Audit and Other Fees Paid in Fiscal Years 2018 and 2017
RSM performed the following services for the Company relating to the years ended December 31, 2018 and December 31, 2017:
Audit Services Rendered by RSM. During the years ended December 31, 2018 and 2017, RSM rendered audit services to us which consisted of: (1) an audit of the Company's consolidated financial statements for the years then ended, and (ii) reviews of the Company's quarterly financial statements that were included in our Quarterly Reports on Form 10-Q filed with the SEC for the first three quarters of each year, and (iii) an audit of the effectiveness of the Company's internal control over financial reporting as of December 31, 2018 and 2017 pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as amended.
Audit Related Services Rendered by RSM. RSM did not render any audit related services to us during 2018 or 2017.
Tax Related Services. During 2017, RSM provided tax related services to us which consisted of the preparation of our 2016 tax return.
Other Services. RSM did not render any other services to us during 2018 or 2017.
The following table contains information regarding the fees billed by RSM for the services it rendered to us in 2018 and 2017.

	2018	2017
Audit Fees	$362,189	$322,775
Audit-Related Fees	$—	$—
Tax Fees	$—	$15,195
Other Fees	$—	$—

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(Proposal No. 2)
The Audit Committee of our Board of Directors has selected RSM as our independent registered public accounting firm for our fiscal year ending December 31, 2019. RSM audited our consolidated financial statements for the fiscal years ended December 31, 2018, 2017 and 2016. A representative of RSM is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders in attendance at the Annual Meeting.
Proposal to Ratify Appointment of Independent Registered Public Accountants
A proposal will be presented at the Annual Meeting to ratify the Audit Committee’s appointment of RSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Although ratification by shareholders is not a prerequisite to the power and authority of the Audit Committee to appoint RSM as the Company’s independent registered public accountants, the Audit Committee considers such ratification to be desirable. In the event of a negative vote on such ratification, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee deems such a change to be in the best interests of the Company and its shareholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(Proposal No. 3)
We are providing our shareholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, our named executive officer compensation, which is described above in this Proxy Statement.
As described in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, we have adopted a comprehensive Executive Compensation Philosophy statement. Decisions regarding total compensation program design, as well as individual pay decisions and adjustments, are made in the context of the Executive Compensation Philosophy. Our compensation objectives under our Executive Compensation Philosophy are as follows:

•	We have determined that it is a critical function of the organization to attract and retain highly qualified executives to the Bank.

•	It is also important that our executive compensation program is designed to motivate and reward these executives for high levels of performance that contribute to long-term shareholder value.

•
Compensation plans are designed to provide total compensation and benefit programs that are competitive with the market and motivate executives to achieve long-term value creation for our shareholders.

We believe that our named executive officer compensation program has been structured to achieve these objectives.
We urge shareholders to carefully read the “Compensation Discussion and Analysis” section of this Proxy Statement, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement that follow it. The Board and the HR and Compensation Committee believe that the compensation policies and practices described in this Proxy Statement have been effective in achieving our compensation objectives.
At our annual meeting in May 2018, approximately ninety-two percent (92%) of the votes cast voted in favor of our executive compensation program. The HR and Compensation Committee believes these results demonstrate that shareholders supported our executive compensation program in 2017. We retained substantially the same executive compensation program design in 2018.
In accordance with Section 14A of the Exchange Act and the related rules of the SEC, and as a matter of good corporate governance, we are asking our shareholders to approve the following advisory resolution at the Annual Meeting:
“RESOLVED, that the compensation of the named executive officers, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2019 Annual Meeting of Shareholders, is hereby approved.”
Because this vote is advisory, it will not be binding on the Board of Directors or the HR and Compensation Committee. However, the HR and Compensation Committee will give serious consideration to the outcome of the vote when establishing executive compensation programs in the future. The Company's current policy is to provide shareholders with an opportunity to vote on the compensation of the named executive officers each year at the annual meeting of shareholders. It is expected that the next such vote will occur at the 2020 annual meeting of shareholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(Proposal No. 4)
Pursuant to the Dodd-Frank Act and applicable SEC rules, we are asking our shareholders to vote on whether future advisory votes on our named executive officers’ compensation programs should occur every year, every two years, or every three years.
After careful consideration, the Board of Directors and the HR and Compensation Committee believe that submitting executive compensation to an advisory vote by our shareholders on an annual basis is appropriate for the Company and its shareholders at this time. We view the advisory vote on the compensation of our named executive officers as an additional (although not the only) opportunity for our shareholders to communicate with us regarding their views on our executive compensation programs. Shareholders may vote for “one year,” “two years” or “three years,” or may abstain from voting, with respect to this proposal. Whichever of those time intervals receives a majority of the shares voted on this proposal will determine the frequency of shareholder advisory votes on our executive compensation programs in the future. If none of the time intervals is approved by a majority of the votes cast on this proposal, the time interval that receives the greatest number of votes will establish the frequency of future shareholder advisory votes on our executive compensation programs.
This vote is advisory and not binding on the Company, our Board of Directors or the HR and Compensation Committee. The Board of Directors and HR and Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on our named officers’ executive compensation. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may decide in the future to conduct advisory votes on a more or less frequent basis and may vary its practice in this regard based on factors such as discussions with our shareholders and the adoption of material changes to our compensation programs for our named executive officers.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
TO CONDUCT FUTURE ADVISORY VOTES ON OUR NAMED EXECUTIVE
OFFICERS’ COMPENSATION EVERY “1 YEAR.”

APPROVAL OF 2019 EQUITY INCENTIVE PLAN
(Proposal No. 5)
Introduction and Background
Our Board of Directors believes that an important factor that will affect our ability to improve our operating results and continue the implementation of our growth strategies will be our ability to retain key management employees and attract new executive officers, key personnel and directors who have relevant experience in our markets and proven performance records. The competition for well-qualified and experienced banking executives is intense, particularly in California. Our Board believes that, to be able to compete in retaining and recruiting key management personnel, we must be able to grant equity incentives, such as stock options, restricted shares, stock units, and stock appreciation rights to them.
We also believe that it is important to grant equity incentives, such as stock options, to our officers and other key employees and directors, as a material component of their compensation, because such equity incentives reward those individuals for performance that results in improvements in the price of our shares, which serves to better align their interests with those of our shareholders. Additionally, our ability to provide long-term incentives in the form of equity compensation aligns our executive officers’ and employees’ interests with the interests of our shareholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of the Company. As such, we believe it is very important that we continue to have the ability to continue to issue equity compensation awards.
In this regard, we previously implemented and currently maintain the 2010 Equity Incentive Plan, as amended and last approved by shareholders in 2013 (“2010 Plan”) pursuant to which we have issued equity incentives to key service providers. The 2010 Plan is scheduled to expire by its terms in April 2020 and therefore we are now asking shareholders to approve the 2019 Equity Incentive Plan (“2019 Plan”) at the Annual Meeting. Upon such approval, the 2019 Plan will replace the 2010 Plan with respect to issuing new equity compensation awards. The 2019 Plan was adopted by our Board of Directors on March 20, 2019, subject to obtaining shareholder approval. If approved, the 2019 Plan would permit a maximum of 2,000,000 shares to be issued under the 2019 Plan. Each share issued or settled under the 2019 Plan, other than incentive stock options, non-qualified stock options, or stock appreciation rights, will be counted against the pool as 2.5 shares. Each share issued or settled pursuant to the exercise or settlement of any incentive stock option, non-qualified stock option, or stock appreciation right will be counted against the pool as 1.0 share.
If the 2019 Plan is approved, we will issue no additional awards under the 2010 Plan, though awards outstanding under the 2010 Plan would remain outstanding and would continue to be governed by the terms of the 2010 Plan and any applicable award agreements. If the 2019 Plan is not approved, then the 2010 Plan will remain in full force and effect and equity incentives can continue to be granted before the 2010 Plan expires in April 2020 to the extent shares are available under such plan.
Without the approval of the 2019 Plan at this Annual Meeting, we would cease to be able to issue equity incentives before our next Annual Meeting in 2020. If the 2019 Plan is not approved, it could be detrimental to our goals of attracting, retaining and motivating our key service providers and aligning their interests with the interests of our shareholders. In that instance, we would then need to review and revise our compensation practices to be more cash-based in order to retain such key personnel. If we adopted alternative compensation programs that were more cash-based, we believe that the level of cash compensation required to offset the lack of availability of equity grants could result in (i) an increase in our overall compensation expense, which would be detrimental to our future operating results and (ii) a decrease in our cash flow, which would reduce cash available to be invested in operations and growth and/or returned to shareholders.
When determining the maximum number of shares to allocate to the 2019 Plan, our Board and its Compensation Committee considered our gross burn rate for the past three years along with the estimated dilutive impact of the share increase and similar statistics for a peer group of companies. Burn rate is the rate at which a company is granting equity compensation share awards, with the gross number of such shares awarded expressed as a percentage of its weighted average shares outstanding. Our three year average annual gross burn rate for fiscal years 2018, 2017, and 2016 was 1.75%. This burn rate percentage placed us well below the average burn rate of our peer group. The 2,000,000 share allocation to the 2019 Plan is intended to manage our equity grant requirements for approximately the next five years. We consider a minimum five-year pool of shares to be important from a compensation planning perspective.
As of March 18, 2019, there were a total of 708,643 shares of common stock issuable on exercise, at a weighted average price of $6.64 per share, of outstanding stock options previously granted under the 2010 Plan or our other shareholder-approved 2008 and 2004 equity incentive plans. If the shareholders approve the 2,000,000 share allocation to the 2019 Plan, the maximum number of shares that could be issued under the 2019 Plan, the 2010 Plan, and the 2008 and 2004 equity incentive plans would total 2,708,643 shares, which would represent 12.3% of the 22,019,198 shares of our common stock that were outstanding on March 18, 2019. The closing price of a share of our common stock on the Nasdaq Stock Market on March 18, 2019 was $7.92.
Therefore, even after giving effect to the maximum 2,000,000 share allocation to the 2019 Plan, we will still be in compliance with our long-standing policy of limiting the maximum number of shares issuable under equity incentive plans to no more than 15% of the Company’s outstanding shares of common stock. We adopted this policy because our Board is mindful of the interests of our shareholders and strives to limit the dilutive effect of equity grants.
Summary of the 2019 Plan
Below is a summary of the principal provisions of the 2019 Plan. The summary is qualified by reference to the 2019 Plan as set forth in the Appendix A to this proxy statement.
The 2019 Plan permits the discretionary award of incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, and stock units. As compared to the 2010 Plan, the 2019 Plan contains certain new features and enhanced corporate governance provisions. These added or changed provisions are described more fully below and include the following: (1) the ability to grant stock units; (2) expressly providing that awards are subject to the our clawback or recoupment of compensation policy; (3) generally imposing a one year minimum vesting period on awards; and (4) generally precluding our ability to discretionarily waive vesting conditions or accelerate vesting of outstanding awards.
Eligibility to be Granted Awards
Individuals eligible to receive awards and grants under the 2019 Plan include our directors, officers, employees and consultants or the directors, officers, employees and consultants of any of our subsidiaries or affiliates as well as prospective employees and consultants who have agreed to serve us. As of March 18, 2019, there were nine non-executive directors, eight executive officers who are not directors and approximately 155 employees other than executive officers who are authorized to receive awards under the 2019 Plan. Persons receiving awards (“Participants”) will enter into individual award agreements with us that contain the terms and conditions of the particular awards granted to them.
Administration
The 2019 Plan provides that it will be administered by our Board of Directors or a committee of the Board designated by it (the “Committee”). In accordance with the charter of the Compensation Committee, our Board has designated its Compensation Committee to administer, and to make grants of awards under, the 2019 Plan, though the Board, in its sole discretion, may exercise any authority of the Committee under the 2019 Plan. It is intended that each member of the Committee will qualify as a “non-employee director” as defined under Rule 16b-3 under the Exchange Act, an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, and an “independent director” under the NASDAQ Listed Company Rules.
Subject to the terms of the 2019 Plan, the Committee is authorized to select persons eligible to receive awards and to determine the form, amount, timing and other terms of the awards to be granted. The Committee may delegate to one or more separate committees composed of two or more members of the Board or one or more officers of the Company its authority regarding awards to individuals not subject to Section 16 of the Exchange Act. The Committee is authorized to interpret and construe the 2019 Plan and the terms and conditions of any award granted under the Plan, to prescribe such rules and procedures as it may deem necessary or advisable for the administration of the 2019 Plan, to interpret and amend any of such rules or procedures and to make all other decisions and determinations required pursuant to the Plan or any award agreement or as the Committee deems necessary or advisable to administer the 2019 Plan. The Committee’s determinations under the 2019 Plan need not be uniform and may be made selectively among Participants, to whom awards are granted under the 2019 Plan, whether or not such Participants are similarly situated. No member of the Committee or any subcommittee shall be liable for any action or determination made by the Committee or such subcommittee in good faith with respect to the 2019 Plan or any award granted under the 2019 Plan. Determinations of the Committee are final, binding and conclusive.
Shares Available under the 2019 Plan
Subject to shareholder approval of this proposal, the maximum number of shares that may be issued under the 2019 Plan will be 2,000,000 shares, which number is subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control.” We recognize the greater intrinsic value of restricted stock and stock units and, accordingly, we designed the 2019 Plan with a “fungible share counting methodology” such that shares issued pursuant to an award other than a stock option or SAR shall count as the issuance of 2.5 shares for purposes of counting toward this maximum share limit while a share that is issued pursuant to a stock option or SAR award shall count as the issuance of one share. In other words the actual maximum number of shares that could be issued under the 2019 Plan will be less than 2,000,000 to the extent that shares are issued pursuant to grants of stock units or restricted stock. The shares underlying forfeited or terminated awards will be available again for issuance under the 2019 Plan. But in all other cases, regardless of the actual number of shares issued to the award holder, the gross number of shares for which compensation is being provided (including any shares used to pay an award’s exercise price or tax withholding obligations) count against the 2019 Plan’s share limit. Further, any dividend equivalents distributed that are paid in shares of common stock under the 2019 Plan will count against the maximum share limit. No fractional shares may be issued under the 2019 Plan.
Types of Awards
Several types of equity compensation awards can be made under the 2019 Plan. A summary of these types of grants is set forth below. Awards issued under the 2019 Plan are evidenced by a written agreement which recites the specific terms and conditions of the award.
Stock Options
The Committee is authorized to grant stock options, including both ISOs under Section 422 of the Internal Revenue Code (the “Code”), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options. The maximum number of shares that may be issued pursuant to the exercise of ISOs granted under the 2019 Plan is 2,000,000 shares. The exercise price per share subject to an option is determined by the Committee, but may not be less than 100% of the fair market value of a share on the date of grant; except that, with respect to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price per share subject to an ISO may not be less than 110% of the fair market value of a share on the date of grant. For purposes of the 2019 Plan, the term “fair market value” shall mean, (i) while the shares are traded on a stock exchange which reports closing sale prices, the closing sale price of such shares as reported by the principal exchange on which such shares are admitted or traded on the date as of which such value is being determined or, if there is no closing sale price for such date, on the next preceding date for which a closing sale price was reported, or (ii) if the shares are not listed or admitted to trading on a stock exchange which reports closing sale prices, pursuant to a permitted valuation method under Section 409A of the Code. However, if “fair market value” cannot be determined in the manner provided in clause (i) or clause (ii) above, “fair market value” shall be the value determined by the Committee, on a good faith basis, using any reasonable method of valuation.
The maximum term of each option, the times at which each option will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally will be established by the Committee in the individual award agreements, except that no option may have a term exceeding 10 years and no ISO granted to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company may have a term exceeding five years. Options may be exercised by payment of the exercise price in cash or in such other form of consideration as shall be approved by the Committee, as expressly set forth in the individual award agreement, which may include, without limitation, (i) by tendering previously acquired shares having an aggregate fair market value at the time of exercise equal to the aggregate exercise price of the shares with respect to which the option is to be exercised, (ii) by a net or “cashless” exercise of the option, whereby the Company withholds, rather than issues to the optionee, a number of the option shares having a fair market value, on the date of exercise, equal to the aggregate exercise price of the option, (iii) by payment under a broker-assisted sale and remittance program acceptable to the Committee, (iv) if permitted by applicable law, by delivery of a full recourse promissory note in a principal amount equal to the exercise price that is being paid for the shares and containing such terms and conditions as shall be approved by the Committee, (v) by a combination of the methods set forth in (i) through (iv) above, or (vi) by any other lawful means as the Committee may approve.
Options are nontransferable, other than upon death, in which case they may be transferred by will or the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights, and generally may be exercised only by an optionee while employed by us or in our service. If an optionee’s employment or service with us or any of our subsidiaries is terminated for any reason, those of his or her options that have not yet become exercisable will terminate automatically. Any options that have previously become exercisable will remain exercisable for such period of time, not exceeding three months, after termination of employment or service, as shall be determined by the Committee at the time the options are granted. However, if the termination of employment or service is due to the optionee’s disability or death, the options that had become exercisable prior to such termination of employment or service may remain exercisable for up to 12 months thereafter.
Stock Appreciation Rights

The Committee is authorized to grant SARs entitling the Participant to receive an amount by which the fair market value of a share on the date of exercise exceeds the grant price of the SAR. The grant price of a SAR is determined by the Committee but may not be less than 100% of the fair market value of a share on the date of grant. SARs may be granted by themselves or in tandem with grants of stock options. The maximum term of each SAR, the times at which each SAR will be exercisable, and the provisions requiring forfeiture of unexercised SARs at or following termination of employment generally are established by the Committee in the individual award agreements, except that each SAR shall terminate no later than the tenth anniversary of the date of grant and no SAR granted in tandem with an option may have a term exceeding the term of the related option. SARs may be exercised at such time and upon conditions as are determined by the Committee and set forth in the award agreement. Payment of the amount by which the fair market value of each SAR exercised exceeds the grant price shall be made, as determined by the Committee in its discretion, in cash, shares, or a combination thereof, as set forth in the individual award agreement.
Restricted Stock
The Committee is authorized to grant awards of restricted stock. A grant of restricted stock is an award of shares, the grant, issuance, retention and/or vesting of which is subject to certain restrictions specified by the Committee in the individual award agreements. A Participant who has been granted restricted stock has the rights as a shareholder with respect to the shares of restricted stock only to the extent provided in the award agreement. For example, during the restricted period, Participants holding shares of unvested restricted stock will be entitled to vote such shares, unless otherwise provided in the award agreement; but will not be entitled to receive any dividends or distributions that are payable on our outstanding shares.
Stock Units
The Committee may grant stock units payable in cash or shares of common stock, conditioned upon continued service and/or the attainment of performance goals determined by the Committee. A stock unit is a bookkeeping entry representing the equivalent of one common share. The terms and conditions of stock unit awards (including any performance goals) need not be the same with respect to each participant. The Committee will determine whether, to what extent and on what terms and conditions each participant holding stock units will be entitled to receive current or deferred payments of cash, common stock or other property corresponding to dividends payable on our common stock (provided that any such compensation will only be paid when stock units become vested). Holders of stock units are not entitled to any voting rights with respect to the stock units themselves. After stock units vest, they will be paid out and settled with either cash, shares, or a combination of the two.
Prohibition Against Repricing of Options and SARs
Subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control,” unless first approved by our shareholders by the affirmative vote of a majority of the votes cast, neither the Committee nor the Board shall cause or permit the cancellation, substitution or amendment of any stock option or SAR that would have the effect of reducing the exercise price of the option or the base price of the SAR at which such option or SAR was granted under the 2019 Plan, or otherwise approve any modification to such option or SAR that would be treated as “repricing” under the then applicable rules, regulations or listing requirements adopted by the principal exchange on which the Company’s shares are listed for trading.
Minimum Vesting Conditions
No portion of any award may become vested before the first anniversary of its grant date (except in the cases of acceleration of vesting of the award due to Participant’s earlier termination of service due to his/her death or disability or an earlier change of control of the Company in which the Participant’s award is not being assumed or otherwise continued or replaced, or the Participant’s service terminates in connection with a change of control of the Company). Additionally, the Committee (and any Participant’s award agreement) may not provide for accelerated vesting of any award (except in the cases of Participant’s death or disability or if there a change of control of the Company in which awards are not being assumed or otherwise continued or replaced, or a Participant’s service is terminated in connection with a change of control of the Company).
Tax Withholding; Other Terms of Awards
The Committee may condition the issuance of any shares on the exercise or vesting of any award on the withholding of taxes payable by an officer or other employee and may provide that a portion of any shares to be distributed will be withheld (or previously acquired shares or other property be surrendered by the Participant) to satisfy withholding and other tax obligations. awards granted under the 2019 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. Awards granted under the 2019 Plan, if specified in a particular award agreement, may be transferred without consideration to such Participant’s “family member” as that term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the

Securities Act, and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act. At the Committee’s discretion, a particular award agreement may provide that the Participant shall have the right to designate a beneficiary who shall be entitled to any rights, payments or other benefits specified under an award following the Participant’s death. ISOs may be transferred or assigned only to the extent consistent with Section 422 of the Code.
Changes in Capital Structure and Changes in Control
In order to preserve, but not increase, the benefits to Participants under the 2019 Plan, in the event of any change with respect to the outstanding shares by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a change of control (as defined in the 2019 Plan), the Committee shall adjust any or all of (i) the maximum number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number and kind of shares, units, other rights or other securities of the Company (or number and kind of other securities or property) subject to outstanding awards, (iii) the exercise or base price with respect to any award, and (iv) any other terms of an award that are affected by the event. Adjustments to ISOs, to the extent practicable, shall be made in a manner consistent with the requirements of Section 424(a) of the Code.
In order to preserve, but not increase, the benefits to Participants under the 2019 Plan in the event of a change of control (as defined in the 2019 Plan), the Committee may, in its sole discretion, in individual award agreements, provide terms and conditions it deems appropriate for the vesting of such award and with respect to the assumption of such award or the exchange for the award with comparable securities under another incentive plan and/or the cancellation of awards either with or without consideration. In the event of a change of control, and whether or not the terms of an outstanding option agreement provide for the acceleration of vesting in the event of a change of control, or to the extent the option is vested and not yet exercised, the Committee may provide for the purchase or exchange of each option for an amount of cash or property with a value equal to the spread between (i) the value of the cash or property that the Participant would have received pursuant to the change of control transaction in exchange for the shares underlying the option had such option been exercised immediately prior to the change of control, and (ii) the exercise price of the option. In the event of a change of control, and whether or not the terms of an outstanding SAR provide for the acceleration of vesting in the event of a change of control, or to the extent the SAR is vested and not yet exercised, the Committee may provide for the purchase or exchange of each SAR for an amount of cash or property with a value equal to the value of the cash or property that the Participant would have received pursuant to the change of control transaction in exchange for the shares underlying the SAR had such SAR been exercised immediately prior to the change of control. Upon consummation of a change of control of the Company, any options or SARs that are neither assumed by the surviving entity, with the consent of the Company, nor exercised, will terminate. The 2019 Plan provides for written notice to be given to the Participants of the Company’s execution of a definitive agreement providing for the consummation of a change of control not less than 15 days prior to the anticipated effective date of the proposed change of control transaction; but any failure or delay in giving such notice will not affect the validity or constitute grounds for delaying consummation of the change of control.
Amendment and Termination
The 2019 Plan will terminate with respect to the ability to issue new equity awards on March 19, 2029 unless earlier terminated by our Board. Awards granted prior to the termination of the 2019 Plan will not be affected by the termination of the 2019 Plan. The Board may amend, alter or discontinue the 2019 Plan and, to the extent permitted by the 2019 Plan, the Board or the Committee may amend any award agreement, provided, however, that we must obtain shareholder approval of any amendment to the 2019 Plan requiring such approval by NASDAQ Listed Company Rules or that would (i) increase the maximum number of shares for which awards may be granted under the 2019 Plan, (ii) reduce the price at which stock options or SARs may be granted below 100% of fair market value on the date of grant, (iii) reduce the exercise price of outstanding stock options or SARs, (iv) extend the term of the 2019 Plan, (v) change the class of persons eligible to be Participants, or (vi) increase the limits on ISOs that may be issued under the 2019 Plan. However, no amendment or alteration shall be made to the 2019 Plan or any award agreement that would impair the rights of any Participant, without such Participant’s consent, under any award granted under the 2019 Plan, except that no such consent will be required with respect to any amendment or alteration if the Committee determines, in its sole discretion, that such amendment or alteration either (a) is required or advisable in order for us, the 2019 Plan or the award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (b) is not reasonably likely to significantly diminish the benefits provided under the award, or that any such diminishment has been otherwise adequately compensated.
Recoupment of Compensation
Under the 2019 Plan, we may cause the cancellation of any award, request reimbursement of any award by a participant and effect any other right of recoupment of equity or other compensation provided under the 2019 Plan in accordance with our policies and/or applicable law. In addition, a participant in the 2019 Plan may be required to repay us certain previously paid compensation, whether provided under the 2019 Plan or an award agreement under the 2019 Plan, in accordance with any recoupment policy of the Company (including our Policy on Recoupment of Compensation).
Governing Law
The 2019 Plan is governed by the laws of the State of California (which is the state of our incorporation).
New Plan Benefits
All awards to directors, executive officers, employees and consultants are made at the discretion of the Committee. In addition, benefits under the 2019 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and our actual performance against performance goals established with respect to performance awards. As a result, the benefits and amounts that will be received or allocated under the 2019 Plan are not determinable at this time.
Accounting Treatment
As required by Financial Accounting Standards Board Accounting Standards Codification, “Share-Based Payment,” upon the grant of options, SARs, stock units or restricted shares pursuant to the 2019 Plan, for financial reporting purposes we will incur compensation expense that will be recognized over the vesting period of the options, SARs, stock units or restricted shares. We are not able at this time to predict whether such compensation expense will be material, on an on-going basis, as that will depend on, among other things, the number of shares for which options, SARs, stock units, or restricted shares are granted and the prices of our common stock in the future.
Certain Federal Income Tax Information
The following discussion is intended only as a brief summary, as of March 1, 2019, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2019 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2019 Plan.
Nonqualified Stock Options. Upon the grant of an NSO, the optionee will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of an NSO, the excess of the fair market value of the shares acquired on the exercise of the NSO over the exercise price (the “spread”) will constitute compensation taxable to the optionee as ordinary income. We, in computing our U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.
Incentive Stock Options. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and, thereby, may subject the optionee to the alternative minimum tax (or a greater amount of alternative minimum tax). The alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the ISO with which to pay the tax.
Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after satisfaction of a holding period which ends on the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee, generally the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock’s selling price and the exercise price. We are not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO holding period is satisfied. If the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO holding period, then the optionee will generally recognize ordinary income (and we may be entitled to a tax deduction) equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any remaining gain or loss will be long-term or short-term capital gain or loss depending on whether the optionee has held the shares for more than one year.
Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares received would be long-term or short-term capital gain or loss, depending on whether the shares had been held by the Participant for more than one year.
Restricted Stock. A Participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (A) freely transferable or (B) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.
A Participant may elect to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. We receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely Code Section 83(b) election to accelerate recognition of income).
Stock Units. No taxable income is generally reportable when unvested restricted stock units are granted to a participant. Upon settlement of stock units which have vested, the participant will recognize ordinary income at the time(s) of settlement equal to the sum of the fair market value (on each settlement date) of any shares issued to the participant plus any cash received by the participant.
Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of an additional federal tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2019 Plan (such as restricted stock units). The intent is for the 2019 Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after the employee’s separation from service.
Internal Revenue Code Section 162(m). Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to certain of our named executive officers who are covered by Section 162(m) (“Covered Employees”). Therefore, we may not be able to fully deduct certain compensation derived from 2019 Plan awards by Covered Employees from our taxable income.
Internal Revenue Code Section 280G. For certain employees, if a change of control of the Company causes an award to vest or become newly payable or if the award was granted within one year of a change of control of the Company and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change of control, equals or exceeds the dollar limit provided in Code Section 280G (generally, this dollar limit is equal to three times the five year historical average of the employee’s annual compensation as reported on Form W-2), then the entire amount exceeding the employee’s average annual compensation will be considered to be an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount, for which we must withhold, and we cannot deduct the excess amount from our taxable income.
Company Income Tax Effects. We will generally be entitled to an income tax deduction in connection with an award under the 2019 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income.
Vote Required
Approval of this proposal requires the affirmative vote of the holders of a majority of the voting shares that are present in person or by proxy at the Annual Meeting and entitled to vote on this proposal, provided that such shares also constitute at least a majority of the required quorum. Proxies for which no specific instruction is given will be voted “FOR” approval of this proposal. Abstentions and broker non-votes will not be counted in determining whether the affirmative votes constitute a majority of the shares voting on the proposal, but could affect whether the proposal is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN.

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
(Proposal No. 6)
Overview
Our Board of Directors has approved the authorization of 2,000,000 shares of non-voting common stock by approving the adoption of Amended and Restated Articles of Incorporation of the Company, which are set forth in Appendix B to this Proxy Statement (the “Restated Articles”). At the Annual Meeting, shareholders will be asked to approve the Restated Articles.
If approved by our shareholders, the Restated Articles would automatically convert our Series A Preferred Stock into shares of non-voting common stock, as described below. Our Articles of Incorporation currently authorize 85,000,000 shares of common stock and 2,000,000 shares of preferred stock. The Restated Articles would authorize 85,000,000 shares of common stock, 2,000,000 shares of non-voting common stock, and 2,000,000 shares of preferred stock. As of March 31, 2019, there were [•] shares of common stock and 1,467,155 shares of Series A Preferred Stock outstanding.
Other than authorizing and setting forth the terms of the non-voting common stock and causing the conversion of the Series A Preferred Stock, the Restated Articles do not materially change our existing Articles of Incorporation.
Background
On September 14, 2018, Carpenter Community BancFund, LP and Carpenter Community BancFund-A, LP (collectively, the “Carpenter Funds”), then the largest shareholders the Company, sold all of their equity interest in the Company to several investors, including Patriot Financial Partners III, L.P. (“Patriot”). Patriot acquired 3,636,363 common-equivalent shares of the Company from the Carpenter Funds, comprised of 2,169,208 shares of our common stock (9.9% of the total common shares then outstanding) and 1,467,155 shares of our Series A Preferred Stock. As a result, Patriot currently holds a 15.6% equity interest in the Company. Therefore, Mr. Deutsch, who is a member of our Board and has been nominated for reelection, has an interest in this proposal because he a general partner of and and investor in Patriot.
Due to restrictions on the percentage of voting securities that could be acquired by Patriot under applicable regulations and guidance from the Board of Governors of the Federal Reserve System, our Board of Directors determined to facilitate the Carpenter Funds’ orderly disposition of its equity interest in the Company by issuing non-voting securities to the Carpenter Funds for the purpose of selling the non-voting securities to Patriot. As a result, on September 14, 2018, immediately prior to the Carpenter Funds’ disposition of its equity interest in the Company, we issued 1,467,155 shares of our Series A Preferred Stock to the Carpenter Funds in exchange for 1,467,155 shares of our common stock. Shares of the Series A Preferred Stock have substantially the same rights, preferences and privileges as shares of our common stock, except that holders of Series A Preferred Stock are not entitled to vote on any matter other than where required under California law and each share of Series A Preferred Stock has a liquidation preference of $0.0001 per share over our common stock. Each share of Series A Preferred Stock will automatically convert into one share of our non-voting common stock if and when our non-voting common stock is authorized, as described in more detail below.
We also facilitated the Carpenter Funds’ disposition of its equity interest in the Company by entering into an Investor Rights Agreement with Patriot on September 14, 2018. In the Investor Rights Agreement, we agreed to seek approval from our shareholders to authorize the issuance of non-voting common stock at the Annual Meeting and to recommend that our shareholders approve the proposal.
Potential Effects of the Proposed Restated Articles
If the proposed Restated Articles are approved by our shareholders, then effective as of the close of business on the date that we file the Restated Articles with the California Secretary of State (which we anticipate will be the day after the Annual Meeting or as soon as practicable thereafter), each outstanding share of Series A Preferred Stock will automatically convert into one share of non-voting common stock, resulting in our issuance of 1,467,155 shares of non-voting common stock to Patriot. Upon such conversion, all shares of Series A Preferred Stock will cease to exist and will resume the status of authorized and unissued shares of our preferred stock, and all other rights of the holders of such Series A Preferred Stock will terminate.
Like the Series A Preferred Stock, the non-voting common stock will rank pari passu with our common stock with respect to the payment of dividends or distributions. Accordingly, the holders of record of non-voting common stock will be entitled to receive dividends in the same per share amount as paid on our common stock, and no dividends will be payable on our common stock unless a dividend identical to that paid on our common stock is payable at the same time on the non-voting common stock. If, however a stock dividend of our common stock is declared on common stock payable solely in common stock, holders of non-voting common stock will not be entitled to receive a stock dividend and instead, the number of shares of common stock into which a share of non-voting common stock is convertible will be adjusted as described below. Further, if we distribute warrants or other rights to purchase our common stock to holders of our common stock, holders of our non-voting common stock will be entitled to receive the same warrants or other rights, except that the warrants or rights will represent the right to purchase shares of our non-voting common stock. In the event that our Board of Directors does not declare or pay any dividends with respect to shares of common stock, then the holders of non-voting common stock will have no right to receive any dividends.
Also like the Series A Preferred Stock, the non-voting common stock is not entitled to vote on any matter other than where required under California law. With respect to any matter for which non-voting common stock held by Patriot has a voting right under applicable law, Patriot has agreed to vote such shares in the same proportion as the Company’s other shareholders collectively voted with respect to such matter; provided, however, that Patriot is permitted to vote such shares in any manner it chooses on any matter on which it is required by law to vote and that would adversely affect the terms, rights, and privileges of such shares compared to the terms, rights, preferences, or privileges of shares of common stock.
Each share of non-voting common stock will automatically convert into one share of common stock (subject to adjustment as provided in the terms of the non-voting common stock set forth in the Restated Articles) upon any transfer of such non-voting common stock to a person other than Patriot or an affiliate of Patriot (i) in a public offering or public sale; (ii) in which no one transferee (or group of associated transferees) acquires the right to receive 2% or more of any class of the voting securities of the Company then outstanding; or (iii) to a transferee that controls more than 50% of the voting securities of the Company without giving effect to such transfer. Like the Series A Preferred Stock, the non-voting common stock may only be transferred to affiliates of Patriot, to us or in a transfer described in the immediately preceding sentence.
If there is a stock dividend, stock split, recombination or other similar event affecting our common stock, the number of shares of common stock issued upon conversion of a share of non-voting common stock, the amount of dividends or other property that holders of non-voting common stock are entitled to receive if our Board of Directors declares a dividend or other distribution on our common stock and the amount of property or consideration that holders of our non-voting common stock would receive in a liquidation or certain sales of the Company will be adjusted proportionately.
When the non-voting common stock is converted in common stock, the converted shares of common stock would have the same rights and privileges as the shares of our common stock currently issued and outstanding, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Any issuance of additional shares of common stock as a result of the conversion of shares of non-voting common stock would increase the total number of shares of common stock outstanding. Consequently, existing holders of common stock as a class would experience future dilution in their percentage ownership and voting power upon a conversion of non-voting common stock into common stock. When we calculate our earnings per common share, we include the outstanding Series A Preferred Stock and we will include the outstanding non-voting common stock, therefore neither the conversion of the Series A Preferred Stock to non-voting common stock nor the conversion of non-voting common stock into common stock is expected to have a material effect on our earnings per common share.
Our Board of Directors can determine whether, when and on what terms the issuance of shares of non-voting common stock may be warranted in connection with any future actions. As a consequence, if the authorization of the non-voting common stock is approved by our shareholders, the remaining number of authorized shares of non-voting common stock and any shares of non-voting stock that cease to be outstanding as a result of a conversion or otherwise would be available for issuance without further action by our shareholders, subject to applicable law or regulation.
Potential Effects if the Proposed Restated Articles Are Not Approved
If our shareholders do not approve the proposed Restated Articles and the authorization of the non-voting common stock, then each share of Series A Preferred Stock outstanding will remain outstanding and will be convertible into common stock in accordance with its terms. In the Investor Rights Agreement, we agreed that if our shareholders do not approve the proposed Restated Articles at the Annual Meeting, we will resubmit the proposed Restated Articles for shareholder approval at each future annual meeting until approved.
Vote Required
Approval of this proposal requires the affirmative vote of (1) a majority of the shares of common stock outstanding as of the Record Date and (2) a majority of the shares of Series A Preferred Stock outstanding as of the Record Date, with the shares of common stock and the shares of Series A Preferred Stock each voting as a single class. Because this proposal requires the affirmative vote of a majority of the shares of common stock outstanding, abstentions and broker non-votes will have the same effect as a vote against the proposal. Patriot, which held all of the outstanding shares of Series A Preferred Stock as of the Record Date, has agreed to vote its Series A Preferred Stock for and against this proposal in the same proportion as the outstanding shares of common stock are voted for and against the proposal. Therefore, if this proposal is approved by the appropriate vote of holders of our common stock, we expect that the proposal will also be approved by Patriot as the sole holder of our Series A Preferred Stock.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

SOLICITATION
We will pay the costs of soliciting proxies from our shareholders, and plan on soliciting proxies by mail. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In order to ensure adequate representation at the Annual Meeting, our directors, officers and employees and those of the Bank may, without additional compensation therefor, communicate with shareholders, brokerage houses and others by telephone, email, facsimile or in person, to request that proxies be furnished. We also may retain a proxy solicitation firm to serve as a proxy solicitor for us at a fee that we expect will not exceed $10,000, plus reimbursement of its out-of-pocket expenses. If retained, such firm may solicit proxies via personal interview, telephone, facsimile, email and mail. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares.

SHAREHOLDER PROPOSALS
Under Exchange Act Rule 14a-8, any shareholder desiring to submit a proposal for inclusion in our proxy materials for our 2020 annual meeting of shareholders must provide the Company with a written copy of that proposal by no later than December 14, 2019, which is the 120th day before the first anniversary of the date on which the Company’s proxy materials for the 2019 Annual Meeting are being released. However, if the date of our 2020 annual meeting of shareholders changes by more than 30 days from the date of the Annual Meeting in 2019, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2020 annual meeting of shareholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Exchange Act, and the rules of the SEC thereunder and other laws and regulations to which interested shareholders should refer.
In accordance with the advance notice requirements contained in Article II, Section 11 of the Bylaws, a shareholder who proposes to bring business before, or make nominations of persons for election to the Board of Directors at, the 2020 annual meeting of shareholders but who does not desire to have the proposal included in the proxy materials we distribute must deliver written notice to the Company’s Secretary not earlier than the close of business on January 16, 2020 and not later than the close of business on February 15, 2020. Notwithstanding the foregoing, in the event that we change the date of the 2020 annual meeting of shareholders to a date that is more than thirty days before or more than sixty days after the anniversary of our Annual Meeting, written notice by a shareholder must be delivered not earlier than the close of business on the one hundred twentieth day prior to the 2020 annual meeting of shareholders and not later than the close of business on the later of the ninetieth day prior to such meeting or the tenth day following the day on which the public announcement of the date of such meeting is first made by the Company. A shareholder’s written notice must include certain information concerning the shareholder and each nominee or proposal, as specified in Article II, Section 11 of the Bylaws, and otherwise comply with the requirements of that Section. Shareholder proposals or nominations for directors that do not meet the notice requirements set forth above and further described in Article II, Section 11 of our Bylaws will not be acted upon at the 2020 annual meeting of shareholders.
Nominations and shareholder proposals, as well as requests for a copy of the Company’s Bylaws (which will be furnished to any shareholder without charge upon written request), should be directed to Curt Christianssen, Corporate Secretary, 949 South Coast Drive, 3rd Floor, Costa Mesa, California 92626.

OTHER MATTERS
We are not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is properly brought before the meeting, the proxy holders named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether you vote by telephone, on the Internet or return your proxy card by mail.

By Order of the Board of Directors

Edward J. Carpenter
Chairman of the Board of Directors
April [●], 2019

A copy of our 2018 Annual Report is being mailed concurrently with this Proxy Statement to all shareholders of record as of March 25, 2019. The 2018 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.
ADDITIONAL COPIES OF THE 2018 ANNUAL REPORT WILL BE PROVIDED (WITHOUT EXHIBITS) TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PACIFIC MERCANTILE BANCORP, 949 SOUTH COAST DRIVE, THIRD FLOOR, COSTA MESA, CALIFORNIA 92626.

APPENDIX A
PACIFIC MERCANTILE BANCORP
2019 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: MARCH 20, 2019
APPROVED BY THE SHAREHOLDERS: ____________, 2019

The Company established and adopted this Plan on the Adoption Date and it is effective as of the Effective Date.

1.	PURPOSES OF THE PLAN
The purposes of the Plan are: (a) to further align the interests of Employees, Consultants and Outside Directors with those of the Company’s shareholders by providing incentive compensation opportunities tied to the performance of the Company’s Common Stock and by promoting increased ownership of the Company’s Common Stock by such individuals or entities; and (b) to enhance the Company’s ability to motivate, attract, and retain the services of officers and other key Employees, and Consultants and Outside Directors, upon whose judgment, and special efforts the successful conduct of the Company’s business is largely dependent, by enabling the Company to grant to such individuals and entities Awards consisting not only of stock options and restricted stock, but also stock appreciation rights and stock units.

2.	DEFINITIONS
2.1“Adoption Date” means March 20, 2019 which was the date this Plan was adopted by the Board.
2.2When used with reference to the Company, the term “Affiliate” shall mean:
(a)with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and
(b)with respect to Awards other than Incentive Stock Options, in addition to any entity described in paragraph (a) of this Section 2.2, any other corporation, limited liability company, partnership, joint venture or other entity, whether now existing or hereafter created or acquired, in which the Company has a direct or indirect beneficial ownership interest representing at least one-half (1/2) of the aggregate voting power of the equity interests of such entity or one-half (1/2) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.
2.3“Award” means a Stock Option, Stock Appreciation Right (or SAR), Restricted Stock, or Stock Unit granted to a Participant pursuant to the Plan. The terms “Stock Option”, “Stock Appreciation Right” (or “SAR”), “Restricted Stock”, and “Stock Unit” shall have the respective meanings given to such terms in Section 5 of this Plan.
2.4“Award Agreement” shall have the meaning set forth in Section 3.3(f) of this Plan.
2.5“Board” means the Board of Directors of the Company.
2.6For purposes of this Plan, a “Change of Control” shall mean and shall be deemed to have occurred on the happening of any of the events described in subsections (a) through (f) of this Section 2.6; provided, however, for purposes of any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the term Change of Control must also constitute a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, within the meaning of Treasury Regulation § 1.409A-3(i)(5):
(a)the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:
(i)an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or
(ii)an acquisition of voting securities of the Company by a corporation or other entity owned, directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Shares of the Company.
(b)at any time during a period of twelve (12) months or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary retirement) to constitute a majority thereof; or
(c)the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving entity in such transaction, other than a merger, consolidation, or reorganization that would result in the persons who are beneficial owners of the Company’s voting securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least a simple majority of the combined voting power of the Company’s voting securities (or the voting securities of the surviving entity in such transaction) outstanding immediately after such merger, consolidation or reorganization or other similar corporate transaction; or
(d)the sale or other disposition of all or substantially all of the assets of the Company.
The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.
2.7“Code” shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.
2.8“Committee” shall mean the committee appointed by the Board from among its members to administer the Plan pursuant to Section 3.
2.9“Common Stock” means the Company’s Common Stock, without par value.
2.10“Company” means Pacific Mercantile Bancorp, a California corporation.
2.11“Consultant” means an individual or entity which performs bona fide services to the Company, a Subsidiary, or a Company Affiliate, other than as an Employee or as a member of the Board.
2.12“Continuous Service” or “Service” means uninterrupted service as an Employee, Outside Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer either (i) the Company, (ii) a Subsidiary or (iii) a Company Affiliate. A Participant’s

Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Employee’s outstanding ISOs are eligible to continue to qualify as ISOs (and not become NQSOs), an Employee’s Service will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service commences and terminates for all purposes under the Plan. For avoidance of doubt, a Participant’s Service shall not be deemed terminated if the Committee determines that (a) a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary or Company Affiliate in which the Company or a Subsidiary or Company Affiliate is a party is not considered a termination of Service, (b) the Participant transfers between service as an Employee and service as a Consultant or other personal service provider (or vice versa), or (c) the Participant transfers between service as an Employee and that of an Outside Director (or vice versa). The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.
2.13“Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.
2.14“Effective Date” means the date when the Company shareholders approved this Plan provided that such date must precede the first anniversary of the Adoption Date.
2.15“Employee” means any individual who is a common-law employee of the Company, or of a Subsidiary, or of a Company Affiliate. An employee who is also serving as a member of the Board is an Employee for purposes of this Plan.
2.16“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of that Act.
2.17“Expiration Date” shall have the meaning set forth in Section 13.3 of this Plan.
2.18“Fair Market Value” on any given date means the value of one Share, determined as follows:
(a)If the Common Stock is then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price per Share on the date of valuation on the Nasdaq Stock Market or the principal stock exchange (as the case may be) on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price per share of the Common Stock on the Nasdaq Stock Market or such principal stock exchange (as the case may be) on the next succeeding day for which a closing sale price is reported.
(b)If the Common Stock is not then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be determined by the Committee through the application of such other valuation method permitted under Treasury Regulation § 1.409A-1(b)(5)(iv)(A).
(c)If neither paragraph (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Committee in good faith through the reasonable application of a reasonable valuation method in accordance with Treasury Regulation § 1.409A-1(b)(5)(iv)(B), which determination shall be conclusive and binding on all interested and affected parties.

2.19“Incentive Stock Option” or “ISO” shall have the meaning set forth in Section 5.1(a) of this Plan.
2.20“Option Agreement” shall have the meaning set forth in Section 5.1(a) of this Plan.
2.21“Outside Director” shall mean a member of the Board who is not otherwise an Employee.
2.22“Nonqualified Stock Option” or “NQSO” shall mean a Stock Option that is not an ISO
2.23“Participants” shall mean those individuals or entities to whom Awards have been granted from time to time and any authorized transferee of such individuals.
2.24“Plan” means this Pacific Mercantile Bancorp 2019 Equity Incentive Plan.
2.25“Prior Plan” means the Pacific Mercantile Bancorp 2010 Equity Incentive Plan.
2.26“Restricted Stock” shall have the meaning set forth in Section 5.1(c) of this Plan.
2.27“Restricted Stock Agreement” shall have the meaning set forth in Section 5.1(c) of this Plan.
2.28“SAR Agreement” shall have the meaning set forth in Section 5.1(b) of this Plan.
2.29“Securities Act” means the Securities Act of 1933, as amended from time to time, and any reference to a section of the Securities Act shall include any successor provision of that Act.
2.30“Share” shall mean a share of Common Stock or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 11.
2.31“Stock Appreciation Right” or “SAR” shall have the meaning set forth in Section 5.1(b) of this Plan.
2.32“Stock Option” shall have the meaning set forth in Section 5.1(a) of this Plan.
2.33“Stock Unit” shall have the meaning set forth in Section 5.1(d) of this Plan.
2.34“Stock Unit Agreement” shall have the meaning set forth in Section 5.1(d) of this Plan.
2.35“Subcommittee” shall have the meaning set forth in Section 3.2(a) of this Plan.
2.36“Subsidiary” means any corporation or entity in which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.
2.37“Termination Date” means the date on which a Participant’s Service terminates.
2.38“Treasury Regulations” shall mean the regulations of the United States Treasury Department promulgated under the Code.
2.39“10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
3.ADMINISTRATION
3.1Composition of Committee. This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board. The Board shall fill vacancies on the Committee and may from time to time remove or add members of the Committee. The Board, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof, and in such instances references herein to the Committee shall refer to the Board. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, (ii) an “independent director” under rules adopted by the NASDAQ Stock Market, and (iii) a “Non-

Employee Director” for purposes of Rule 16b-3 under the Exchange Act. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.
3.2Delegation and Administration.
(a)The Committee shall have the right, from time to time, to delegate to one or more separate committees (any such committee a “Subcommittee”) composed of (a) one or more directors of the Company (who may, but need not be, members of the Committee) or (b) one or more officers of the Company, the authority to grant Awards and take the other actions described in Section 3.3 below, subject to (i) such limitations as the Committee shall determine, (ii) the requirement, in the case of a delegation of authority to a Subcommittee that includes one or more officers, that the resolution delegating such authority shall specify the total number of Shares for which Awards may be granted by such Subcommittee, and (iii) the limitation that in no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any officers or other individuals who are subject to Rule 16b-3 under the Exchange Act or who have been appointed to any such Subcommittee. Any action by any such Subcommittee in accordance with and within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and, in such event, references in this Plan to the Committee shall include any such Subcommittee. Additionally any actions that may be taken by a Subcommittee composed of one or more officers of the Company shall be subject to review and approval, disapproval or modification by the Committee.
(b)The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify in the resolutions providing for such delegation. Any action by any such officer within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such officer, provided that the actions and interpretations of any such officer shall be subject to review and approval, disapproval or modification by the Committee.
3.3Powers of the Committee. Subject to the express limitations of the Plan, the Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan and to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:
(a)to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein, and to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;
(b)to determine which persons are eligible to be Participants in this Plan and the eligible Participants to whom Awards shall be granted hereunder and the time or times when any such Awards shall be granted to them;
(c)to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price thereof and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment or service with the Company or an Affiliate, the satisfaction of performance goals or criteria, the occurrence of certain events, or other factors as may be determined by the Committee;

(d)to amend the terms of an Award in any manner that is not inconsistent with the Plan; provided, however, that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent;
(e)to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award granted under this Plan;
(f)to prescribe and amend the terms of the agreements or other documents evidencing Awards (“Award Agreements”) made under this Plan (which need not be identical and the terms and conditions of which may vary as determined by the Committee or any Subcommittee thereof);
(g)to determine whether, and the extent to which, adjustments are required pursuant to Section 11 of this Plan; and
(h)to make all other determinations deemed necessary or advisable for the administration of this Plan.
3.4Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as a Participant under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any Participant who is employed by an entity that ceases to be an Affiliate, (ii) any leave of absence approved by the Company or any Affiliate, and (iii) any change in the Participant’s status from an Employee to a member of the Board, or vice versa.
3.5Determinations of the Committee. All decisions, determinations, interpretations and actions by the Committee regarding this Plan shall be final, binding and conclusive on all Participants and any other persons claiming rights under the Plan or any Award and will be afforded maximum deference under applicable law. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons eligible to become Participants, whether or not such persons or Participants are similarly situated. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.
3.6Limitation on Liability. No member of the Committee or any Subcommittee shall be liable for any action or determination made in good faith by the Committee or such Subcommittee with respect to the Plan or any Award hereunder. No employee of the Company and no member of the Board or Committee or of any Subcommittee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. The Company shall, to the fullest extent permitted by law, indemnify each member of the Board, the Committee or any Subcommittee, and any employee of the Company, with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under or with respect to the Plan.
4.SHARES SUBJECT TO THE PLAN
4.1Shares Subject to the Plan.
(a)Limits. Subject to adjustment, pursuant to Section 11.1 hereof, as to the number and kind of shares that may be issued under this Plan, the number of Shares authorized for issuance under this Plan is 2,000,000 Shares (“Share Limit”). Subject to adjustment, pursuant to Section 11.1 hereof, the maximum aggregate number of Shares authorized for issuance under this Plan that may be issued pursuant to the exercise of Stock Options intended to be Incentive Stock Options is 2,000,000 Shares (“ISO Limit”).
(b)Share Accounting. This Section 4.1(b) describes the Share accounting process under the Plan with respect to the Share Limit and ISO Limit. There shall be counted against the numerical limitations in Section 4.1(a) the gross number of Shares subject to issuance upon exercise or used for determining payment or settlement of Awards. The below clauses (i), (ii), (iii), (iv) and (v) of this Section 4.1(b) seek to clarify the intent of the foregoing sentence. The Shares issued (or settled) under an Award will be counted against the Share Limit (and ISO Limit if the Award is an ISO) at the time(s) of exercise or settlement of the Award. For avoidance of doubt, Shares that are withheld as payment for an Award's exercise price or applicable withholding taxes shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).
(i) Each Share issued (or settled) under any Award, other than ISOs, NQSOs or SARs, shall be counted against the Share Limit as 2.5 Shares. Each Share issued (or settled) pursuant to the exercise (or settlement) of any ISO, NQSO or SAR shall be counted against the Share Limit as one (1) Share.
(ii) For avoidance of doubt, whether or not a SAR is settled with any Shares, the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such SAR shall be counted against the Share Limit, regardless of the number of Shares actually used to settle the SAR upon such exercise.
(iii) For avoidance of doubt, to the extent a stock option is exercised via a cashless exercise or net exercise or is not otherwise fully settled with Shares, then the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such stock option shall be counted against the Share Limit (and shall also count against the ISO Limit if the stock option being exercised is an ISO), regardless of the number of Shares actually issued to the Participant upon such exercise.
(iv) If any portion of an Award is forfeited, terminated without consideration, or expires unexercised, (collectively, "Forfeited Shares"), the gross number of such Forfeited Shares (applying the numeric formula of clause (i)) shall again be available for Awards under the Plan and shall not be counted against the Share Limit or ISO Limit.
(v) For avoidance of doubt, if any Awards are settled or paid in cash in lieu of stock and/or are exchanged for other Awards (collectively, "Settled Shares"), the gross number of such Settled Shares (applying the numeric formula of clause (i)) shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).

5.	PLAN AWARDS
5.1Award Types. The Committee, on behalf of the Company, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: Stock Options, Stock Appreciation Rights (or “SARs”), Restricted Stock, and Stock Units. An Award may consist of one of the following types of Awards or two or more different types of Awards in tandem or in the alternative.
(a)Stock Options. A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to Award Agreement evidencing the Award (the “Option Agreement”). The Committee may grant Stock Options intended to be eligible to qualify as ISOs pursuant to Section 422 of the Code and Stock Options that are not intended to qualify as ISOs as it, in its sole discretion, shall determine.
(b)Stock Appreciation Rights. A “Stock Appreciation Right” or “SAR” is a right to receive value, with respect to a specified number of Shares, equal to or otherwise based on the excess of (i) the market value of a Share at the time of exercise over (ii) the exercise price or “base price” of the right, subject to such terms and conditions as are expressed in the Award Agreement evidencing the Award (the “SAR Agreement”). That value may be paid to the Participant in cash or Shares as determined by the Committee and set forth in the SAR Agreement.
(c)Restricted Stock Awards. A “Restricted Stock” Award is an award of Shares under this Plan, the grant, issuance, retention and/or vesting of which is subject to one or more conditions, as are expressed in the Award Agreement governing the Restricted Stock Award (the “Restricted Stock Agreement”), which if not fully satisfied will entitle the Company to reacquire some or all of such Shares at such times and on such terms as are set forth in the Award Agreement.
(d)Stock Units. A “Stock Unit” is a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan, as are expressed in the Award Agreement governing the Stock Units Award (the “Stock Unit Agreement”).
5.2Evidence of the Grant of an Award. The grant of an Award by the Committee under this Plan may be evidenced by a notice, document or other communication, in written or electronic form, as shall be approved by the Committee, subject to any requirements of law or of any rules or regulations (including accounting rules) applicable to the grant of Awards.
5.3Suspension or Termination of Awards.
(a)General. The Committee may specify in any Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to the Award shall be subject to reduction, cancellation, forfeiture or recoupment, or that the vesting of any Award shall be subject to suspension or termination, upon the occurrence or non-occurrence of any event or events that are specified in such Award Agreement, in addition to any otherwise applicable vesting or performance conditions of the Award. Such events may include, but shall not be limited to, termination of Service for cause or any act of misconduct (as such terms are defined in the Participant’s Award Agreement), or other conduct by the Participant that is deemed to be detrimental to the business or reputation of the Company.
(b)Termination for Cause. Without limiting the generality of Section 5.3(a) above, unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment or service relationship with the Company or any Affiliate shall be terminated for cause, as the same may be defined in the Award Agreement of a Participant (or by reference to a definition of cause that is included in any employment agreement between the Company or any of its subsidiaries and the Participant), the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Award in its entirety. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurred. Any such determination shall be final, conclusive and binding upon the Participant; provided, however, that for any Participant who is an “executive officer” for purposes of Section 16 of the Exchange Act, or an Outside Director, such determination shall be subject to the approval of the Board. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment or service relationship for cause (as defined in the Participant’s employment or service agreement with the Company or any Award Agreement of the Participant, as the case may be), the Company may suspend the Participant’s rights to exercise any Option or SAR, or receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for “cause” as provided in this Section 5.3.
5.4Withholding. The Committee may and/or a Participant shall make arrangements acceptable to the Company for the satisfaction of any withholding tax obligations that arise under applicable federal, state, local or foreign law with respect to any Award or any sale of Shares acquired pursuant to any such

Award. The Company shall not be required to issue any Shares or to recognize the disposition of any such Shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or a portion of the payment that would otherwise be paid to a Participant under such Award or by the Participant’s tender of Shares previously acquired by the Participant.
5.5Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 11.1 hereof, neither the Committee nor the Board shall cause or permit the cancellation, substitution or amendment of any Stock Option or SAR that would have the effect of reducing the exercise price of such Stock Option or base price of such SAR at which such Stock Option or SAR was granted under the Plan, or otherwise approve any modification to such Stock Option or SAR that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by NASDAQ Stock Market or the principal exchange on which the Shares are listed for trading (if other than the NASDAQ Stock Market), unless and until such action is submitted to the shareholders for their prior approval and is approved by the affirmative vote of the holders of a majority of the Shares of the Company that are entitled to vote, and that are voted on, the proposal to approve such action.
6.STOCK OPTIONS
6.1Grant, Terms and Conditions of Stock Options. The Committee may grant Stock Options at any time and from time to time prior to the Expiration Date of this Plan, as set forth in Section 13 below, to Employees, Consultants and Outside Directors of the Company or any Affiliate selected by the Committee. No Participant shall have any rights as a shareholder with respect to any Shares subject to Stock Options awarded under this Plan until those Shares have been issued by the Company. The terms and conditions governing and the respective rights and obligations of the Participant and the Company with respect to each Stock Option shall be evidenced only by a Stock Option Agreement (in written or electronic form) as may be approved by the Committee containing such terms and conditions, not in conflict with the express terms of this Plan, as are determined by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an ISO or as a NQSO (and if there is no designation then the Stock Option shall be a NQSO). Stock Options granted pursuant to this Plan need not be identical, but each must contain or be subject to the terms and conditions set forth hereinafter in this Section 6.
6.2Exercise Price. The exercise price per Share of a Stock Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per Share that is higher than such Fair Market Value.
6.3Vesting of Stock Options. The Committee shall, in its discretion, prescribe the time or times at which, and the conditions upon which, a Stock Option, or portion thereof, shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued service of the Participant with the Company or any of its Affiliates for a specified time period or periods, or on the attainment of specified performance goals or the satisfaction of any other conditions that may be established by the Committee in its discretion.
6.4Term of Stock Options. The Committee shall, in its discretion, prescribe in each Stock Option Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall not exceed ten (10) years from its date of grant. Except as otherwise provided in this Section 6 or as may be provided otherwise by the Committee in the Stock Option Agreement, no Stock Option may be exercised at any time during the term thereof unless the Participant is then an Employee, Consultant or Outside Director.
6.5Stock Option Exercise. Subject to such terms and conditions as shall be specified in any Stock Option Agreement, a vested Stock Option may be exercised in whole or in part at any time during the term thereof by delivery of a written or transmission of an electronic notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding taxes. The exercise price of a Stock Option shall be paid in cash or in such other form of consideration as shall be approved by the Committee, as expressly set forth in the Stock Option Agreement, and may include, without limitation, delivery of already owned Shares that have been held by the Participant, valued at the Fair Market Value of such Shares on the date of exercise; withholding (either actually or by attestation) of Shares otherwise issuable under such Stock Option; by payment under a broker-assisted sale and remittance program acceptable to the Committee; if permitted by the Committee and applicable law, by delivery of a full recourse promissory note in a principal amount equal to the exercise price that is being paid thereby and containing such terms and conditions as shall be approved by the Committee; by a combination of the methods described above; or by such other lawful method or means as may be approved by the Committee.
6.6Additional Rules for ISOs.
(a)Eligibility. An ISO may only be granted to a Participant who is considered an employee for purposes of Treasury Regulation § 1.421-7(h) with respect to the Company or any Affiliate that qualifies as a “Subsidiary” with respect to the Company for purposes of Section 424(f) of the Code.
(b)Annual Limits. No ISO shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Shares with respect to which ISOs under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option or stock incentive plans of the Company or any Affiliate, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking ISOs into account in the order in which they were granted.
(c)Exercise Price and Term. If an ISO is granted to any 10% Stockholder, the exercise price may not be less than 110% of the Fair Market Value of a Share on the date of grant and the term of the ISO may not exceed 5 years.
(d)Termination of Employment. An Award of an ISO may provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following (i) a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code, or (ii) the death of the Participant.
(e)Nontransferability. An ISO shall by its terms be nontransferable other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order in settlement of marital property rights; but, to retain its eligibility for ISO treatment, must be exercised during the lifetime of a Participant only by such Participant.
(f)Other Terms and Conditions. Any ISO granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such ISO to qualify as an “incentive stock option” under Section 422 of the Code. A Stock Option Agreement for an ISO shall provide that it shall be treated as a Nonqualified Stock Option to the extent that any of the requirements applicable to “incentive stock options” under the Code shall not be satisfied.
(g)Disqualifying Dispositions. If Shares acquired by exercise of an ISO are disposed of within two (2) years following the date of its grant or one (1) year following the issuance of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.STOCK APPRECIATION RIGHTS
7.1Grant of Stock Appreciation Rights. A Stock Appreciation Right (or SAR) may be granted to any Employee, Consultant or Outside Director selected by the Committee. SARs (i) may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event; and (ii) shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee.
7.2Freestanding Stock Appreciation Rights. An SAR may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as specified by the Committee in the SAR Award Agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with the Company or an Affiliate for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion, or both. An SAR will be exercisable or payable at such time or times as determined by the Committee, provided that the term of an SAR shall not exceed ten (10) years from its date of grant. The exercise or “base” price of an SAR granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per Share of any such freestanding SAR shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant.
7.3Tandem Stock Option/Stock Appreciation Rights. An SAR may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/SAR will entitle the holder to elect, as to all or any portion of the number of Shares subject to such Stock Option/SAR, to exercise either the Stock Option or SAR, resulting in the reduction of the corresponding number of Shares subject to the right so exercised as well as the tandem right not so exercised. An SAR granted in tandem with a Stock Option hereunder (a) shall have a base price per share equal to the per share exercise price of the Stock Option, (b) will be vested and exercisable at the same time or times that the related Stock Option is vested and exercisable, and (c) will expire or terminate (as the case may be) no later than the time at which the related Stock Option expires or terminates.
7.4Payment of Stock Appreciation Rights. An SAR will entitle the holder, upon exercise by the holder or other payment thereof by the Company, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a Share on the date of exercise or payment of the SAR over the base price of such SAR, by (ii) the number of Shares as to which such SAR is exercised by the holder or is paid by the Company. Subject to any applicable requirements of Section 409A of the Code, payment of such amount may be made, as approved by the Committee and set forth in the SAR Agreement, in Shares valued at their Fair Market Value on the date of exercise or payment, or in cash or in a combination of Shares and cash, subject to applicable tax withholding requirements.
8.RESTRICTED STOCK
8.1Grant, Terms and Conditions of Restricted Stock. The Committee may grant Restricted Stock at any time and from time to time prior to the termination of the Plan to Employees, Consultants and Outside Directors selected by the Committee. A Participant shall have rights as a shareholder with respect to any Shares subject to a Restricted Stock Award hereunder only to the extent specified in this Plan or the Restricted Stock Agreement (as the case may be) evidencing such Award. The grant by the Committee of Restricted Stock shall be evidenced by such written or electronic notices or communications in such form as may be approved by the Committee. Awards of Restricted Stock granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:
(a)Terms and Conditions. Each Restricted Stock Agreement shall contain provisions regarding (i) the number of Shares subject to such Award or a formula for determining such, (ii) the purchase price (if any) of those Shares, and the methods by which payment of any purchase price may be paid, (iii) the satisfaction or achievement of conditions, including but not limited to, but subject to Section 8.1(c) below, any period of service or achievement of performance goals that shall determine the number of Shares that are granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares subject to such Award as may be determined by the Committee, (v) restrictions on the transferability of the Shares, and (vi) such additional terms and conditions, all as may be determined by the Committee, in each case not inconsistent with this Plan.
(b)Purchase Price. Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Restricted Stock may be purchased by or awarded to a Participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such Shares at the date of grant or issuance, or that no price shall be payable for such Shares that have become vested.
(c)Vesting. Except as may otherwise be provided in Section 11.2 of the Plan:
i.Vesting Based on Continuous Service. A Restricted Stock Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) in one or more installments based on the period of time that the Participant remains in Continuous Service; provided, however, that no such Restricted Stock for which vesting is based solely on the period of the Participant’s Continuous Service (a “Restricted Stock Time-Based Award”) shall become 100% vested sooner than (x) the completion of three (3) years of continuous service, measured from its grant date, in the case of such an Award to any officer or Employee or (y) one (1) year of Continuous Service, measured from its grant date, in the case of such an Award to any Outside Director.
ii.Performance-Based Vesting. A Restricted Stock Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) on the achievement, in whole or in part, of performance goals, in which event the minimum vesting period of such an Award shall be no less than one (1) year from its grant date (a “Restricted Stock Performance-Based Award”).
iii.Time and Performance Based Awards. If a Restricted Stock Performance-Based Award also provides that, notwithstanding a failure to achieve in full any of the specified performance goals, the Award may still become fully vested on the basis of the duration of the Participant’s Continuous Service, then, the Award may provide for a vesting period of not less than one (1) year if and to the extent the specified performance goal or goals are achieved, but also shall provide that the applicable vesting period based on the duration of Continuous Service shall not be less than three (3) years in the case of an officer or Employee or one (1) year in the case of an Outside Director.
iv.Effect of Termination of Continuous Service or Failure to Achieve Performance Goals. A Restricted Stock Award shall provide, in the case of a Restricted Stock Time-Based Award, that if the Participant’s Continuous Service terminates prior to the time that the Restricted Stock Award has become fully vested, or, in the case of a Restricted Stock Performance-Based Award, if any performance goal required to be achieved as a condition of vesting is not fully achieved, then, the Shares subject to that Award that fail to vest as a result thereof may, at the Company’s election, be repurchased, in whole or in part, by the Company at a repurchase price set forth in the applicable Award Agreement, but not less than the purchase price paid by the Participant, provided, however, that if the Participant was not required to pay any purchase price for the Shares subject to the Restricted Stock Award, then, the Award Agreement may provide that, upon a failure of the vesting requirement or requirements to be satisfied, the unvested Shares of Restricted Stock shall be cancelled or transferred to the Company, without the payment by the Company of any purchase price therefor.
(d)Restrictions on Transferability. Shares granted under any Restricted Stock Award shall be subject to transfer restrictions that prohibit the sale or other transfer, the assignment, pledge or encumbrance of any of the Shares until all applicable restrictions are removed or have expired and any applicable conditions have been satisfied as provided in the Award Agreement, unless otherwise allowed by the Committee. The Committee may provide, in any Award Agreement for the grant of any Restricted Stock, that the certificates representing the Shares awarded thereby (i) bear a legend making appropriate reference to the transfer restrictions imposed on the Shares, and/or (ii) shall remain in the physical custody of the Company or an escrow holder approved by the Committee until all restrictions are removed or have expired or the Shares subject to Restricted Stock Award have become vested.
9.STOCK UNITS
9.1Grant, Terms and Conditions of Stock Units. The Committee may grant Stock Units at any time and from time to time prior to the termination of the Plan to Employees, Consultants and Outside Directors selected by the Committee. The grant by the Committee of Stock Units shall be evidenced by such written or electronic notices or communications in such form as may be approved by the Committee. Awards of Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:
(a)Terms and Conditions. Each Stock Unit Agreement shall contain provisions regarding (i) the number of Shares subject to such Award or a formula for determining such, (ii) the satisfaction or achievement of conditions, including but not limited to, but subject to Section 9.1(b) below, any period of service or achievement of performance goals that shall determine the number of Shares that are granted, issued, retainable and/or vested, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Stock Units subject to such Award as may be determined by the Committee, (v) restrictions on the transferability of the Shares, and (vi) such additional terms and conditions, all as may be determined by the Committee, in each case not inconsistent with this Plan.
(b)Vesting. Except as may otherwise be provided in Section 11.2 of the Plan:
i.Vesting Based on Continuous Service. A Stock Unit Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) in one or more installments based on the period of time that the Participant remains in Continuous Service; provided, however, that no such Stock Units for which vesting is based solely on the period of the Participant’s Continuous Service (a “Stock Unit Time-Based Award”) shall become 100% vested sooner than (x) the completion of three (3) years of continuous service, measured from its grant date, in the case of such an Award to any officer or Employee or (y) one (1) year of Continuous Service, measured from its grant date, in the case of such an Award to any Outside Director.
ii.Performance-Based Vesting. A Stock Unit Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) on the achievement, in whole or in part, of performance goals, in which event the minimum vesting period of such an Award shall be no less than one (1) year from its grant date (a “Stock Unit Performance-Based Award”).
iii.Time and Performance Based Awards. If a Stock Unit Performance-Based Award also provides that, notwithstanding a failure to achieve in full any of the specified performance goals, the Award may still become fully vested on the basis of the duration of the Participant’s Continuous Service, then, the Award may provide for a vesting period of not less than one (1) year if and to the extent the specified performance goal or goals are achieved, but also shall provide that the applicable vesting period based on the duration of Continuous Service shall not be less than three (3) years in the case of an officer or Employee or one (1) year in the case of an Outside Director.
iv.Effect of Termination of Continuous Service or Failure to Achieve Performance Goals. A Stock Unit Award shall provide, in the case of a Stock Unit Time-Based Award, that if the Participant’s Continuous Service terminates prior to the time that the Stock Unit Award has become fully vested, or, in the case of a Stock Unit Performance-Based Award, if any performance goal required to be achieved as a condition of vesting is not fully achieved, then the unvested Stock Units shall be cancelled without consideration.
(c)Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units shall be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.
(d)Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.
(e)Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in an Award Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The Award Agreement may provide that distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.1.
(f)Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.OTHER PROVISIONS APPLICABLE TO AWARDS
10.1Transferability.
(a)No Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. Notwithstanding the foregoing, the Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms. Notwithstanding the foregoing, however, an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code and in no event shall any permitted transferee of any Participant be entitled to transfer the Award in whole or in part. Any purported assignment, transfer or encumbrance that does not qualify under this Section 10.1 shall be void and unenforceable against the Company.

(b)Notwithstanding any provisions in this Plan to the contrary, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.
10.2Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares. However, no dividends or dividend equivalent amounts shall be paid to any Participant with respect to Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for any dividends or dividend equivalent amounts. Any dividend equivalents distributed under the Plan in the form of Shares shall be counted against the Share Limit (with each Share that is distributed counting as one Share against the Share Limit). Dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs.
10.3Documents Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s), may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to the effectiveness of any such agreement or document that it shall be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
10.4Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.
10.5Affiliate Awards. In the case of a grant of an Award to any Participant who is an employee of an Affiliate, such grant may, if the Committee so directs, be implemented by the Company’s issuance of any Shares subject to such Award to the Affiliate, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Affiliate will transfer those Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Affiliate and shall be deemed granted on such date as the Committee shall determine.
10.6Awards subject to Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. The Award Agreement with respect to any such Award shall incorporate the terms and conditions required by Section 409A of the Code. If any deferral of compensation is to be permitted in connection with any Award, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the Treasury Regulations or other guidance issued thereunder, the Committee shall have the authority (but without an affirmative obligation) to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements. Each payment to a Participant made pursuant to this Plan shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s “separation from service” (as defined in Code Section 409A), he/she is then a “specified employee” (as defined in Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such separation from service until the earlier of (i) the first business day of the seventh month following the Participant’s separation from service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under this Plan will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the Awards and payments under this Plan are exempt from or compliant with Code Section 409A. The Company will have no liability to any Participant or any other party if a payment or benefit under this Plan or any Award is challenged by any taxing authority or is ultimately determined not to be exempt or compliant. Each Participant further understands and agrees that each Participant will be entirely responsible for any and all taxes on any benefits payable to the Participant as a result of this Plan or any Award. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or for any damages for failing to comply with Code Section 409A.
10.7Vesting Conditions. The provisions of this Section 10.7 shall prevail and govern in the event of any conflict in terms between it and any other Plan section or any Award Agreement. No portion of any Award may become vested before the first anniversary of its grant date (except in the cases of acceleration of vesting of the Award due to Participant’s earlier Termination Date due to his/her death or Disability or an earlier Change of Control in which the Participant’s Award is not being assumed otherwise continued or replaced, or the Participant’s Continuous Service terminates in connection with a Change of Control). Additionally, the Board and Committee (and any Participant’s Award Agreement) may not provide for accelerated vesting of any Award (except in the cases of Participant’s death or Disability or if there a Change of Control in which Awards are not being assumed or otherwise continued or replaced, or a Participant’s Continuous Service is terminated in connection with a Change of Control).
10.8Clawback Policy. The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies as may be adopted (including without limitation the Company’s Policy on Recoupment of Compensation) and/or modified from time to time by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Awards (and/or awards issued under the Prior Plan) may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.
11.CHANGES IN CAPITAL STRUCTURE AND CHANGES OF CONTROL
11.1Adjustments For Changes in Capital Structure. In order to preserve, as nearly as practical, but not to increase, the benefits to Participants under this Plan, if there shall occur any change with respect to the outstanding Shares of the Company’s Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the Shares, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a Change of Control, or any other change affecting the Common Stock, the Committee shall cause an adjustment to be made in (i) the maximum number and kind of Shares provided in Section 4.1 hereof, (ii) the number and kind of Shares, units, or other rights subject to then outstanding Awards, (iii) the exercise or base price for each Share or unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.
11.2Change of Control Transactions. In order to preserve, as nearly as practical, but not to increase, the benefits to Participants under this Plan, in the event of a Change of Control of the Company:
(a)The Committee shall have the discretion to provide, in any or all Award Agreements, such terms and conditions as it deems appropriate with respect to (i) the vesting of such Award in the event of a Change of Control, or (ii) the assumption of such Award or the exchange therefor of comparable securities under another incentive program in the event of a Change of Control or (iii) the cancellation of Awards either with or without consideration in the event of a Change of Control. In addition, the aforementioned terms and conditions may vary from Award Agreement to Award Agreement as the Committee deems appropriate.
(b)Whether or not the terms of an outstanding Option Agreement provide for acceleration of vesting in the event of a Change of Control, or to the extent that an Option is vested and not yet exercised, the Committee in its discretion may provide, in connection with the Change of Control transaction, for the purchase or exchange of any or each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change of Control transaction in exchange for the Shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change of Control, and (y) the Exercise Price of the Option.
(c)Whether or not the terms of an outstanding SAR provide for acceleration of vesting in the event of a Change in Control, or to the extent that an SAR is vested and not yet exercised, the Committee in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of any or each SAR for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the Shares issuable upon exercise of the SAR had the SAR been exercised immediately prior to the Change in Control.
(d)Notwithstanding anything to the contrary that may be contained elsewhere in this Section 11.2, the Committee shall have the power and authority, in its sole discretion, to accelerate the vesting of any or all of the Options and SARs and/or the lapse of the restrictions on any or all of the Restricted Stock and Stock Units if the surviving entity in a Change of Control transaction does not agree to assume the Options and SARs outstanding under this Plan, or issue Substitute Options or Restricted Stock or new equity incentives for the then outstanding Options, SARs or Restricted Stock or Stock Units. Additionally, the terms and conditions relating to the vesting of Options and SARs and the lapse of restrictions on Restricted Stock and Stock Units in the event of the consummation of a Change of Control may vary from Award Agreement to Award Agreement, as the Committee, in its discretion, deems appropriate.
(e)All outstanding Options and SARs and Stock Units shall terminate and cease to be exercisable upon the consummation of a Change of Control, except to the extent that, with the consent of the Company, the Options or SARs are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change of Control transaction.
(f)If the Company enters into a definitive agreement that provides for the consummation of a Change of Control, the Committee shall cause written notice of such proposed Change of Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed Change of Control transaction; provided, however, that any delay in giving or any failure to give such notice shall not affect the validity of nor shall it entitle any Participant to obtain a delay or postponement in the consummation of the Change of Control transaction.
(g)Notwithstanding anything to the contrary that may be contained elsewhere in this Section 11.2 or elsewhere in this Plan, if pursuant to any of the above provisions of this Section 11.2 above, an acceleration of the vesting of any Options or SARS or the lapse of restrictions on any Restricted Stock or Stock Units occurs or is deemed to have occurred immediately prior to the consummation of a Change of Control, but the Change of Control transaction is terminated or abandoned, for any reason whatsoever, before consummation thereof, then such acceleration of vesting and lapse of restrictions shall be deemed to have not occurred and the vesting schedule for the Options and SARs and the schedule or conditions for lapse of restrictions on Restricted Stock and Stock Units, as in effect prior to such acceleration, shall be reinstated to the same extent as if no definitive agreement providing for such Change of Control Transaction had ever been entered into by the Company.
11.3Company or Shareholder Actions Affecting the Capital Structure of the Company. Notwithstanding anything to the contrary that may be contained elsewhere in this Plan, the existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or as may be provided by the Committee, (i) the issuance by the Company of Shares, or any class of securities convertible into Shares, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, (ii) the payment of a dividend in cash or property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares that are subject to Stock Options or other Awards theretofore granted under this Plan or the purchase price per Share of such Common Stock, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.
12.LISTING OR QUALIFICATION OF COMMON STOCK
In the event that the Committee determines in its discretion that the listing or qualification of the Shares available for issuance under the Plan on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares, then, a Stock Option or SAR may not be exercised in whole or in part and a Restricted Stock Award or Stock Unit Award shall not vest or be settled unless such listing, qualification, consent or approval has been unconditionally obtained.

13.	EFFECTIVE DATE, AMENDMENT AND TERMINATION OF THE PLAN
13.1Effective Date. This Plan was approved by the Board on the Adoption Date subject to Company shareholder approval within one year of the Adoption Date. The Plan shall become effective on the Effective Date immediately following approval of the Plan by the affirmative vote of the holders of a majority of the shares of stock that are entitled to vote and are voted on the proposal to approve this Plan. No Awards may be issued under this Plan before the Effective Date. Upon the Effective Date, no further new awards may be issued under the Prior Plan. If the Company shareholders do not timely approve this Plan then no Awards shall ever be issued under this Plan and the Prior Plan shall continue to remain in full force and effect pursuant to its terms.
13.2Amendments. The Board may amend, alter or discontinue the Plan and, to the extent permitted by this Plan, the Board or the Committee may amend any Award Agreement or other document evidencing an Award made under this Plan, provided, however, that the Company shall submit for shareholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 11) required to be submitted for shareholder approval by NASDAQ or that otherwise would:
(a)Increase the Share Limit or ISO Limit;
(b)Reduce the price at which Stock Options or SARs may be granted below the prices provided for in Sections 6.2 and 7.2;
(c)Reduce the exercise price of any outstanding Stock Options or SARs;
(d)Extend the term of this Plan;
(e)Change the class of persons eligible to be Participants; or
(f)Increase the limits in Section 4.
In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided, however, that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.
13.3Expiration Date. This Plan shall remain available for the grant of Awards through the earlier of March 19, 2029 (which is the day before the tenth anniversary of the Adoption Date) or such earlier date as the Board may determine (the “Expiration Date”). The termination of the Committee’s authority to grant Awards under the Plan will not affect the continued operation of the terms of the Plan or the Company’s or Participants’ rights and obligations with respect to Awards granted on or prior to such Expiration Date, which Awards shall continue in effect beyond the Expiration Date in accordance with their terms and the terms and provisions of this Plan.
14.GENERAL PROVISIONS
14.1Employment or Service. This Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Company and any Participant or to be consideration for, or an inducement to, or a condition of, the employment or engagement of any Participant by the Company. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Participant any right to continue in the employment or service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates at any time to terminate the Participant’s employment or other service relationship with the Company or any Affiliate for any reason or no reason.
14.2Securities Laws. No Shares will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, under the requirements of any exchange upon which Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the Shares are being acquired only for investment purposes and only for the account of such Participant and without any current intention to sell or distribute such Shares.
14.3Unfunded Plan. The adoption of the Plan and any reservation of Shares or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement nor shall the Company or the Committee be deemed to be a trustee of Shares or cash to be awarded under the Plan. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation and, except upon the issuance of Shares pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, in order to discharge its obligations under the Plan the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise.
14.4Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other Share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of Share or equity incentive or other compensation or benefit program for Employees or directors of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award hereunder shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided to the contrary elsewhere in this Plan or by the terms of any other such plan.
14.5Liability of the Company. The Company shall not be liable to any Participant or any other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any such Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or any other person due to the receipt, exercise or settlement of any Stock Option or other Award granted under this Plan.
14.6Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and each Participant, each Participant’s executors, administrators and permitted transferees and beneficiaries.
14.7Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.
14.8Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes eligible, in accordance with the terms of this Plan, to receive Awards hereunder by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Substitute Awards shall not count toward the Share Limit or ISO Limit, nor shall Shares subject to a forfeited substitute Award again be available for Awards under the Plan.
14.9Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of California and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
14.10Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
14.11Headings and References to this Plan. The Section, subsection and paragraph headings in this Plan are for convenience of reference only and shall not affect the interpretation, construction or application of the provisions of this Plan. Unless the context indicates otherwise, the terms “herein”, “hereof”, “hereinafter”, “hereto” and “hereunder” and similar terms shall refer to this Plan as a whole and not to the specific Section, paragraph or clause where such term may appear.
14.12No Other Understandings. This Plan supersedes any prior understandings or agreements (written or oral) that may be asserted to exist between the Company or any of its Affiliates, on the one hand, and any other person, including any person that may be eligible to be or become a Participant under this Plan, on the other hand, relating in any way to the Plan or the grant of any Awards pursuant to the Plan.
14.13Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants (and executed by Participants) by electronic media.
14.14No Fractional Shares. Any adjustment of Shares pursuant to Section 11.1 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional Shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

15.EXECUTION. To record the approval of this Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

PACIFIC MERCANTILE BANCORP By:
Title:

APPENDIX B
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PACIFIC MERCANTILE BANCORP
Thomas M. Vertin and Curt A. Christianssen certify that:
1.They are the duly elected and acting President and Chief Executive Officer and Secretary and Chief Financial Officer, respectively, of Pacific Mercantile Bancorp, a California corporation.
2.The Articles of Incorporation of the corporation, as amended to the date of the filing of this Certificate, are amended and restated to read as set forth in Exhibit A attached hereto and incorporated herein by this reference.
3.The foregoing amendment and restatement of Articles of Incorporation has been duly approved by the board of directors.
4.The foregoing amendment and restatement of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the California Corporations Code. The Corporation has shares of Common Stock and Preferred Stock outstanding. The total number of outstanding shares entitled to vote with respect to the amendment are [●] shares of Common Stock and [●] shares of Preferred Stock. The number of shares of each class voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required of each class was more than 50%.
[Remainder of Page Intentionally Left Blank.]

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.
Executed at Costa Mesa, California on [•], 2019.
_________________________
Thomas M. Vertin
President and Chief Executive Officer
_________________________
Curt A. Christianssen
Secretary and Chief Financial Officer

EXHIBIT A
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PACIFIC MERCANTILE BANCORP
ARTICLE ONE: NAME
The name of this Corporation is: Pacific Mercantile Bancorp
ARTICLE TWO: PURPOSE
The purpose of this Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.
ARTICLE THREE: AUTHORIZED SHARES
A.    Authorized Shares. This Corporation is authorized to issue three classes of stock to be designated “Common Stock,” “Non-Voting Common Stock,” and “Preferred Stock,” respectively. The total number of shares that this Corporation is authorized to issue is eighty-nine million (89,000,000) shares; eighty-five million (85,000,000) shares shall be Common Stock, no par value per share, two million (2,000,000) shares shall be Non-Voting Common Stock, no par value per share, and two million (2,000,000) shares shall be Preferred Stock, no par value per share.
B.    Common Stock and Non-Voting Common Stock. The rights, preferences, privileges and restrictions of Common Stock and Non-Voting Common Stock shall be equal and identical in all respects except (i) that, unless otherwise provided by law or herein, the holders of shares of Common Stock shall have the exclusive right and power to vote upon the election of directors and upon all other matters presented to shareholders, and the holders of shares of Non-Voting Common Stock shall not be entitled to notice of any shareholders’ meeting or to vote upon the election of directors or upon any other matters of this Corporation, and shall not be included in determining the number of shares voting or entitled to vote on such matters, and (ii) as otherwise provided by law or herein. The holders of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock upon all matters presented to shareholders.
C.    Mandatory Conversion. Upon the filing of this Amended and Restated Articles of Incorporation each share of Series A Non-Voting Preferred Stock that was outstanding immediately prior to the filing of this Amended and Restated Articles of Incorporation shall be converted into one (1) share of Non-Voting Common Stock. Each share of Common Stock that was outstanding immediately prior to the filing of this Amended and Restated Articles of Incorporation shall not be affected and shall remain outstanding as a single share of Common Stock.
D.    Automatic Conversion. Each share of Non-Voting Common Stock shall convert, automatically and without any action by any person, into fully paid and non-assessable share or shares of Common Stock at the then effective Conversion Ratio upon any transfer of such share to any person other than the Initial Holder or any Affiliate of such Initial Holder pursuant to clauses (c), (d) or (e) of Section E(i) of this Article Three.
E.    Non-Voting Common Stock Transfer Restrictions.
(i)    The transfer of shares of Non-Voting Common Stock is only allowed by the Initial Holder or an Affiliate of the Initial Holder (a) to an Affiliate of the Initial Holder, (b) to the Corporation, (c) pursuant to any public offering or public sale of securities of the Corporation (including, without limitation, a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”) and a public sale pursuant to Rule 144 under the Securities Act or any similar rule then in force), (d) in a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting securities of the Corporation, or (e) to a transferee that would control more than 50% of the voting securities of the Corporation without any transfer from the Initial Holder or any Affiliate of such Initial Holder.
(ii)    Notwithstanding the foregoing, the Corporation may restrict such conversion to the extent it would be inconsistent with, or in violation of, the requirements of any Regulator with respect to the restrictions on the transfer of the Non-Voting Common Stock that are required in order to preserve the “non-voting” classification of the Non-Voting Common Stock for regulatory purposes. Any such restriction shall be imposed and deemed effective immediately upon the transmittal by the Corporation of written notice to such holder specifying in reasonable detail the reason for such restriction; and in the event such notice is transmitted after the event giving rise to such automatic conversion, the restriction shall be deemed to have been imposed and effective retroactively to the time of such event, and such conversion shall be deemed not to have occurred, so long as such notice is transmitted within one hundred eighty (180) days after the event giving rise to such conversion. Such notice may be dispatched by first class mail, by electronic transmission, or by any other means reasonably designed and in good faith intended to provide prompt delivery to an executive officer (or equivalent) of, or legal counsel to, such holder.
F.    Adjustments for Certain Events.
(i)    Changes in Capitalization. In the event of any stock dividend, stock split, recombination or other similar event affecting the Common Stock, the then effective Conversion Ratio shall be adjusted by multiplying such Conversion Ratio by a fraction, (a) the numerator of which is the number of shares of Common Stock outstanding immediately after the effective time of such event (excluding for such purpose shares of Common Stock issuable upon the conversion of the Non-Voting Common Stock but including any other securities convertible into or exchangeable for shares of Common Stock), and (b) the denominator of which is the number of shares of Common Stock outstanding immediately prior to the effective time of such event (excluding for such purpose shares of Common Stock issuable upon the conversion of the Non-Voting Common Stock but including any other securities convertible into or exchangeable for shares of Common Stock). For avoidance of doubt, no issuance of securities shall give rise to the adjustment set forth in this Section F(i) unless approved by the Board of Directors of the Corporation for the purpose of affecting all shares of Common Stock (including securities convertible into or exchangeable for Common Stock) proportionately. In the event the adjustment required in this Section F(i) would result in an unjust or disproportionate adjustment to the Conversion Ratio, then such adjustment shall be revised to cause the result to be as nearly as possible equitable and just as among all holders of the Corporation’s capital stock.
(ii)    Certain Corporate Transactions. In the event of (a) the acquisition by any person (including a group of related persons within the meaning of Rule 13d-2 of the Securities Exchange

Act of 1934, as amended, whether or not such regulation shall then be applicable to the Corporation or its securities) of (i) more than fifty percent (50%) of the outstanding capital stock of the Corporation, or (ii) all or substantially all of the assets of the Corporation (including without limitation the sale of more than two-thirds (2/3) of the capital stock held by the Corporation in Pacific Mercantile Bank); or (b) a merger of the Corporation with or into any person, or of any person with or into the Corporation, immediately after which the shareholders of the Corporation (as measured immediately prior to completion of the transaction) own less than a majority of the combined capital stock or membership interests of the surviving entity, then, in each such case, proper provision shall be made so that the holders of the Non-Voting Common Stock shall be entitled to receive in exchange for or in respect of their shares of Non-Voting Common Stock the same form and amount of consideration, if any, as the holders of the Common Stock receive in exchange for or in respect of their shares of Common Stock, with the amount of such consideration, if any, to be received for or in respect of each share of Non-Voting Common Stock to be equal to the product of (x) the amount that would be received by a holder of one share of Common Stock, and (y) the then effective Conversion Ratio.
G.    Non-Voting Common Stock Dividends. The holders of Non-Voting Common Stock shall be entitled to receive ratable dividends as provided herein only if and when dividends are concurrently declared and payable on the shares of Common Stock of the Corporation, out of any assets legally available therefor, which dividends shall be payable when, as and if declared by the Board of Directors; provided, that no dividend may be declared or paid on Common Stock unless a dividend of equal amount is also concurrently declared or paid, as applicable, on Non-Voting Common Stock. The right to receive dividends on the Non-Voting Common Stock shall not be cumulative. The full amount and form (whether cash, stock or other property) of dividends, if any, declared and payable on each share of Non-Voting Common Stock in connection with the declaration and payment of any dividend on the Common Stock shall be the amount equal to and in the same form or forms as the dividend concurrently declared and payable on one share of Common Stock multiplied by the Conversion Ratio in effect as of immediately prior to the payment of the dividend; provided, however, that any dividend on the Common Stock that is payable in shares of Common Stock shall not be declared or paid on the Non-Voting Common Stock, but instead shall result in an adjustment to the Conversion Ratio (in effect as of immediately prior to the payment of the dividend) pursuant to Section F(i) of this Article Three; and provided further, that if a dividend on the Common Stock is payable in rights or warrants to subscribe for shares of Common Stock or purchase Common Stock pursuant to a conversion feature in a debt or equity security or otherwise, the corresponding dividend on the Non-Voting Common Stock shall consist of an identical right or warrant except that (a) it shall be to acquire a number of shares of Non-Voting Common Stock equal to the number of shares of Common Stock that would have been subject to such right or warrant but for this provision, and (b) the exercise price of such right or warrant shall be multiplied by an amount equal to the Conversion Ratio.
H.     Liquidation. Upon the occurrence of a Liquidation Event (as defined below), the assets of the Corporation or proceeds thereof (whether capital or surplus) remaining available for distribution to shareholders of the Corporation after payment, or provision for payment, in full of all claims of creditors of the Corporation and all amounts due on any preferred stock or other securities of the Corporation that are superior and prior in rank to the Common Stock and Non-Voting Common Stock, shall be distributed to the holders of the Common Stock and the Non-Voting Common Stock pro rata based, respectively, on the number of shares of Common Stock outstanding at such time and the number of shares of Common Stock into which the Non-Voting Common Stock outstanding at such time would then be convertible if an event specified in clauses (c), (d) or (e) of Section E(i) of this Article Three had occurred simultaneously therewith.

I.    Preferred Stock. The Preferred Stock may be issued from time to time in one or more series by action of the Board of Directors of this Corporation alone. The Board of Directors of this Corporation is hereby authorized to determine the number of series into which the shares of Preferred Stock may be divided, and (except to the extent such matters are fixed by the Articles of Incorporation) to determine and alter the rights (including but not limited to any voting rights), preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, to fix the designation and number of shares constituting any series prior to the issue of shares of that series and to increase or decrease, within the limits stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of shares of such series then outstanding), the number of shares of any such series subsequent to the issue of shares of that series.
J.     Certain Definitions. For the purposes of this Article Three of the Amended and Restated Articles of Incorporation:
(i)    the term “Affiliate” means any person or entity that directly or indirectly controls, is controlled by, or is under common control with the person or entity to which the defined term refers. For purposes of this definition, the term “control” means the ability, directly or indirectly, to direct or influence the direction of the management and policies of the person in question, whether such ability arises by virtue of ownership interest, contract right or otherwise. Without limiting the generality of the foregoing, a person is an Affiliate of another person if the first person (a) is an executive officer (as such term is defined in Rule 405 of the Securities Act) of the second person; (b) is a director of the second person where such second person is a corporation; (c) is a manager (or an executive officer, director, general partner or manager of an entity that is a manager) of the second person where such second person is a limited liability company; (d) is a general partner (or an executive officer, director, general partner or manager of an entity that is a general partner) of the second person where such second person is a partnership; or (e) directly or indirectly has or shares the power to vote, or direct the voting of, or to dispose of, or direct the disposition of, securities representing more than ten percent (10%) of the combined voting power of the securities of the second person.
(ii)    the term “Conversion Ratio” means the number of shares of Common Stock into which a share of Non-Voting Common Stock is convertible into. The Conversion Ratio shall initially be one (1) and shall be subject to adjustment as provided herein.
(iii)     the term “Initial Holder” means Patriot Financial Partners III, L.P.
(iv)     the term “Liquidation Event” means a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.
(v)    the term “Regulator” means any of (a) the Board of Governors of the Federal Reserve System (whether acting directly or by or through the Federal Reserve Bank of San Francisco in such bank’s regulatory capacity); (b) the Federal Deposit Insurance Corporation; (c) the California Department of Business Oversight; (d) any successor agency to any of the foregoing; or (e) any other federal or state regulatory authority, whether in existence as of the date hereof or hereafter established, having jurisdiction over the Corporation or its banking subsidiary as to matters of compliance with the Federal Deposit Insurance Company Act, the Bank Holding Company Act, the Federal Reserve Act, the Home Owners' Loan Act, the California Financial Code, any successor statute or amendment to any of the foregoing, or any regulation adopted pursuant thereto.

ARTICLE FOUR: LIMITATION OF DIRECTORS’ LIABILITY
The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.
ARTICLE FIVE: INDEMNIFICATION
This Corporation is authorized to indemnify the directors and officers of this Corporation to the fullest extent permissible under California law and in excess of that otherwise permitted under Section 317 of the California Corporations Code.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

2019 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2, 3, 5 and 6 and 1 Year for Proposal 4.
1.	Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01- Edward J. Carpenter			02- James F. Deutsch			03- Shannon F. Eusey

04- Michael P. Hoopis			05- Denis P. Kalscheur			06- Michele S. Miyakawa

07- David J. Munio			08- Thomas M. Vertin			09- Stephen P. Yost

		For	Against	Abstain				For	Against	Abstain
2.	To ratify the appointment of RSM US LLP as our Independent Registered Public Accountants for fiscal 2019.					3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as described in the Proxy Statement.
		1 Year	2 Years	3 Years	Abstain
4.	To determine the frequency of future non-binding advisory votes on the compensation of our named executive officers.					5.	To approve the 2019 Equity Incentive Plan.
		For	Against	Abstain
5.	To approve the Amended and Restated Articles of Incorporation.

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — PACIFIC MERCANTILE BANCORP
Notice of 2019 Annual Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual Meeting - May 15, 2019
Thomas M. Vertin and Curt A. Christianssen, and each of them individually, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Pacific Mercantile Bancorp to be held on May 15, 2019 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR Proposals 2, 3, 5 and 6 and 1 YEAR for Proposal 4.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side)

B	Authorized Signatures - This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.